UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Prudential Sector Funds, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2020

Date of reporting period:	11/30/2020

Item 1 – Reports to Stockholders

PGIM JENNISON FINANCIAL SERVICES FUND

ANNUAL REPORT

NOVEMBER 30, 2020

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into

Class A shares.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Financial Services Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2020.

Early in the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed early in the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in coronavirus infections would stall the economic recovery. Promising clinical trial results in November for several coronavirus vaccines lifted equity markets to record levels and helped stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Financial Services Fund

January 15, 2021

PGIM Jennison Financial Services Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	–1.84	6.31	5.77	—
(without sales charges)	3.87	7.52	6.37	—
Class C
(with sales charges)	2.14	6.75	5.64	—
(without sales charges)	3.14	6.75	5.64	—
Class R
(without sales charges)	3.66	7.27	N/A	6.80 (2/3/12)
Class Z
(without sales charges)	4.22	7.85	6.71	—
Class R6
(without sales charges)	4.30	N/A	N/A	2.96 (1/26/18)
S&P Composite 1500 Financials Index
	–5.46	9.04	11.16	—
S&P Composite 1500 Index
	16.67	13.61	13.95	—

Average Annual Total Returns as of 11/30/20 Since Inception (%)
	Class R (2/3/12)	Class R6 (1/26/18)
S&P Composite 1500 Financials Index	12.59	–0.34
S&P Composite 1500 Index	14.26	10.78

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P Composite 1500 Financials Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2010) and the account values at the end of the current fiscal year (November 30, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Financial Services Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

S&P Composite 1500 Financials Index*—The S&P Composite 1500 Financials Index is an unmanaged index that comprises those companies included in the S&P Composite 1500, an index that combines the S&P 500 Index, the S&P MidCap 400 Index, and the S&P SmallCap 600 Index, that are classified as members of the GICS financials sector.

S&P Composite 1500 Index*—The S&P Composite 1500 Index is an unmanaged index of the stocks of 1,500 US companies, with market capitalizations ranging from small to large. The S&P Composite 1500 Index is a combination of three leading US stock indices: the S&P 500 Index (which measures the performance of US large cap stocks), the S&P MidCap 400 Index (which measures the performance of US mid cap stocks) and the S&P 600 Index (which measures the performance of US small cap stocks) and gives an indication of how the broad US stock market has performed.

* The S&P Composite 1500 Financials Index and the S&P Composite 1500 Index are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 11/30/20

Ten Largest Holdings	Line of Business	% of Net Assets
JPMorgan Chase & Co.	Diversified Banks	8.6%
PayPal Holdings, Inc.	Data Processing & Outsourced Services	7.7%
Chubb Ltd.	Property & Casualty Insurance	6.2%
Adyen NV (Netherlands), 144A	Data Processing & Outsourced Services	6.0%
Goldman Sachs Group, Inc. (The)	Investment Banking & Brokerage	6.0%
Citigroup, Inc.	Diversified Banks	5.5%
Bank of America Corp.	Diversified Banks	5.2%
Visa, Inc. (Class A Stock)	Data Processing & Outsourced Services	4.4%
Afterpay Ltd. (Australia)	Data Processing & Outsourced Services	4.0%
KKR & Co., Inc.	Asset Management & Custody Banks	3.9%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Financial Services Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Financial Services Fund’s Class Z shares returned 4.22% in the 12-month reporting period that ended November 30, 2020, outperforming the -5.46% return of the S&P Composite 1500 Financials Index (the Index).

What was the market environment?

•	Equity markets were extremely volatile during the reporting period, unsettled by US-China trade discord and the COVID-19 pandemic.

•

A drastic fall in interest rates and investor uncertainty about credit quality affected both fundamentals and market expectations for the financials sector overall. Index performance was extremely volatile during the equity market selloff in February and March 2020, as well as the subsequent rally off the lows.

•

The realities of COVID-19 dictated daily conduct for individuals, businesses, and governments around the world during the period. Shelter-in-place and work-from-home policies became standard. Global infection and mortality rates reflected varying policy and social behaviors, with the number of infections and deaths highest in the US. Developing a vaccine became an overwhelming focus, with both human and capital resources deployed.

•	Equity markets rebounded rapidly in the period’s final months, but the pandemic’s economic damage continued to accumulate.

What worked?

•

Payment processors in the information technology sector were strong contributors to the Fund’s performance during the reporting period, as the COVID-19 pandemic accelerated the shift to digital commerce.

•

Adyen is a global digital payments company based in Amsterdam. With its focus on robust technology solutions—enabled in part by artificial intelligence, machine learning, and data mining—the company has developed a single, dynamic, reliable, and secure payment platform that supports omni-channel commerce with end-to-end gateway, risk management, and processing services. Jennison sees growth opportunities that include entrance into new vertical markets and increased share of the e-commerce, brick-and-mortar, and mid-market merchant markets.

•

PayPal Holdings, Inc. is an outsourced transaction processing services company that provides an easily accessible, efficient, and secure method for merchants to receive electronic payments and for consumers to make them. Jennison believes the company is well positioned to benefit from the growing worldwide e-commerce marketplace and considers its technology a competitive advantage. PayPal is the

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largest e-commerce payments enabler in the US and in many developing countries, and Jennison expects it to deepen and extend its services among global, consumer, and business clients.

•	A few of the Fund’s capital market positions were also standout performers:

•

KKR & Co., Inc. is a US global investment company that manages multiple alternative asset classes, including private equity, energy, infrastructure, real estate, credit, and—through its strategic partners—hedge funds. The company has been successfully transitioning into a more diversified, faster-growing business. Jennison expects continued double-digit growth in management fees and likes the value that exists on the company’s balance sheet.

•

S&P Global, Inc. provides financial services and business information—including credit ratings, benchmarks, and analytics—for the global capital and commodities markets. The company is benefiting from secular trends such as debt market development abroad, disintermediation of securities markets, and passive investing. In Jennison’s view, S&P Global’s businesses have solid fundamentals, significant barriers to entry, substantial recurring revenue, and attractive long-term growth opportunities.

What didn’t work?

•

Several of the Fund’s bank holdings were among the largest detractors from the Fund’s performance during the reporting period. Market concerns about rising credit losses, along with a drop in net interest income and net interest margins due to lower interest rates, had a negative impact on banks overall.

•

Citigroup Inc.’s strong capital levels and diversified geographic mix should help it weather the current environment better than many of its peers, in Jennison’s view. Jennison also thinks that many investors have failed to recognize or believe in the company’s return on equity story and therefore finds the stock attractively valued relative to universal bank peers.

•

The Bank of America Corp. is a financial institution that serves individual consumers, small- and middle-market businesses, institutional investors, large corporations, and governments with a range of banking, investing, asset management, and other financial and risk management products and services. Jennison views the company as a high-quality franchise that is executing well.

•

Pinnacle Financial Partners, Inc. is a commercially focused bank located in attractive markets—Tennessee and the Carolinas—that are growing significantly faster than the overall US. Its shares declined during the period, as management took a defensive stance to build capital in turbulent times and to develop more strategies to increase market share.

PGIM Jennison Financial Services Fund	9

Strategy and Performance Overview (continued)

•

MFA Financial, Inc. (MFA) is an internally managed, residential mortgage real estate investment trust (REIT) based in New York. It invests primarily in residential mortgage-backed securities guaranteed by two government-sponsored entities—Freddie Mac and Fannie Mae—or by an agency of the federal government, such as Ginnie Mae. As the COVID-19 pandemic led to rising unemployment, MFA came under pressure as short-seller activity increased, driven by fears that the repurchase agreement and warehouse markets would dry up. Jennison eliminated the position during the period.

•

Although payment processors generally performed well during the period, FleetCor Technologies, Inc. was a laggard in the group. The stock’s weakness reflected disappointing results, as the rate of recovery for its business lines—primarily corporate payments—was much slower than anticipated. Jennison sold the position during the period.

Current outlook

•

Jennison believes banks are significantly better positioned across a broad range of balance sheet, capital, and risk management metrics than they were during the 2008-09 global financial crisis. Valuations remain very attractive, in Jennison’s view, and are approaching their lower historical bounds on a relative and absolute basis. Indeed, valuations compare favorably to their post financial crisis levels, despite much stronger company fundamentals. While an argument can be made that the banking sector is oversold, Jennison believes there is also a lack of near-term catalysts to drive share appreciation.

•

Over the next few years, there is consensus in the industry that interest rates will stay historically low, the yield curve will remain flat, and potential credit risks will persist across a broad range of bank and insurance company assets. Therefore, Jennison expects continued headwinds to work against traditional fundamentals and market sentiment, which should continue to put downward pressure on price-to-earnings ratios.

•

Secular growth companies with defensive attributes (e.g., low leverage rates; asset-light models; and sustainable, high margin, and high free cash flow businesses) should continue to fare well in this environment, in Jennison’s opinion. Jennison believes that several digital payment and financial technology companies meet these criteria and have demonstrated superior fundamentals and stock price performance, especially during the COVID-19 crisis.

•

In Jennison’s view, property & casualty insurers should perform well in this environment given their strong pricing power, while asset-heavy banks and life insurance companies with more interest rate sensitivity could raise the risk profile of a diversified portfolio.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison Financial Services Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Financial Services Fund		Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,239.50	1.37%	$7.67
	Hypothetical	$1,000.00	$1,018.15	1.37%	$6.91
Class C	Actual	$1,000.00	$1,235.80	2.11%	$11.79
	Hypothetical	$1,000.00	$1,014.45	2.11%	$10.63
Class R	Actual	$1,000.00	$1,239.20	1.53%	$8.56
	Hypothetical	$1,000.00	$1,017.35	1.53%	$7.72
Class Z	Actual	$1,000.00	$1,241.30	1.09%	$6.11
	Hypothetical	$1,000.00	$1,019.55	1.09%	$5.50
Class R6	Actual	$1,000.00	$1,241.80	1.00%	$5.60
	Hypothetical	$1,000.00	$1,020.00	1.00%	$5.05

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2020, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Schedule of Investments

as of November 30, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 99.9%

COMMON STOCKS

Asset Management & Custody Banks 10.6%
Ares Management Corp. (Class A Stock)(a)	25,618	$1,154,091
Blackstone Group, Inc. (The) (Class A Stock)	30,470	1,814,489
Brightsphere Investment Group, Inc.	159,991	2,831,841
Focus Financial Partners, Inc. (Class A Stock)*	64,184	2,542,328
KKR & Co., Inc.	129,224	4,901,466

		13,244,215

Consumer Finance 3.2%
Capital One Financial Corp.	25,307	2,167,291
SLM Corp.	168,372	1,786,427

		3,953,718

Data Processing & Outsourced Services 26.0%
Adyen NV (Netherlands), 144A*	3,930	7,516,713
Afterpay Ltd. (Australia)*	72,254	5,053,652
Mastercard, Inc. (Class A Stock)	11,143	3,749,731
PayPal Holdings, Inc.*	44,544	9,537,761
Square, Inc. (Class A Stock)*	5,158	1,088,132
Visa, Inc. (Class A Stock)(a)	25,985	5,465,945

		32,411,934

Diversified Banks 19.3%
Bank of America Corp.	229,260	6,455,961
Citigroup, Inc.	125,245	6,897,242
JPMorgan Chase & Co.	90,344	10,649,751

		24,002,954

Financial Exchanges & Data 3.3%
S&P Global, Inc.	11,632	4,091,905

Insurance Brokers 3.4%
Marsh & McLennan Cos., Inc.	37,129	4,256,468

Investment Banking & Brokerage 7.1%
Goldman Sachs Group, Inc. (The)	32,130	7,408,535
Houlihan Lokey, Inc.	17,715	1,147,578
Moelis & Co. (Class A Stock)	7,583	297,557

		8,853,670

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	13

Schedule of Investments (continued)

as of November 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Life & Health Insurance 3.6%
MetLife, Inc.	96,292	$4,445,802

Mortgage REITs 1.0%
Starwood Property Trust, Inc.	71,399	1,280,898

Property & Casualty Insurance 9.6%
Axis Capital Holdings Ltd.	84,668	4,242,713
Chubb Ltd.	51,989	7,685,534

		11,928,247

Regional Banks 8.8%
Ameris Bancorp	31,648	1,076,349
BankUnited, Inc.	39,816	1,135,154
First Foundation, Inc.	45,099	800,958
Pinnacle Financial Partners, Inc.	25,150	1,362,124
PNC Financial Services Group, Inc. (The)	21,504	2,969,057
Seacoast Banking Corp. of Florida*	46,041	1,162,996
Truist Financial Corp.	53,440	2,480,685

		10,987,323

Reinsurance 3.3%
RenaissanceRe Holdings Ltd. (Bermuda)	25,354	4,174,283

Thrifts & Mortgage Finance 0.7%
WSFS Financial Corp.	22,170	845,342

TOTAL LONG-TERM INVESTMENTS (cost $87,605,697)		124,476,759

SHORT-TERM INVESTMENTS 1.4%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	272,925	272,925

See Notes to Financial Statements.

14

Description	Shares	Value

AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $1,412,375; includes $1,412,145 of cash collateral for securities on loan)(b)(w)	1,413,361	$1,412,796

TOTAL SHORT-TERM INVESTMENTS (cost $1,685,300)		1,685,721

TOTAL INVESTMENTS 101.3% (cost $89,290,997)		126,162,480
Liabilities in excess of other assets (1.3)%		(1,610,727)

NET ASSETS 100.0%		$124,551,753

Below is a list of the abbreviation(s) used in the annual report:

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

LIBOR — London Interbank Offered Rate

REITs — Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,380,300; cash collateral of $1,412,145 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Asset Management & Custody Banks	$13,244,215	$—	$—

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	15

Schedule of Investments (continued)

as of November 30, 2020

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Consumer Finance	$3,953,718	$—	$—
Data Processing & Outsourced Services	19,841,569	12,570,365	—
Diversified Banks	24,002,954	—	—
Financial Exchanges & Data	4,091,905	—	—
Insurance Brokers	4,256,468	—	—
Investment Banking & Brokerage	8,853,670	—	—
Life & Health Insurance	4,445,802	—	—
Mortgage REITs	1,280,898	—	—
Property & Casualty Insurance	11,928,247	—	—
Regional Banks	10,987,323	—	—
Reinsurance	4,174,283	—	—
Thrifts & Mortgage Finance	845,342	—	—
Affiliated Mutual Funds	1,685,721	—	—

Total	$113,592,115	$12,570,365	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2020 were as follows (unaudited):

Data Processing & Outsourced Services	26.0%
Diversified Banks	19.3
Asset Management & Custody Banks	10.6
Property & Casualty Insurance	9.6
Regional Banks	8.8
Investment Banking & Brokerage	7.1
Life & Health Insurance	3.6
Insurance Brokers	3.4
Financial Exchanges & Data	3.3
Reinsurance	3.3
Consumer Finance	3.2

Affiliated Mutual Funds (1.1% represents investments purchased with collateral from securities on loan)	1.4%
Mortgage REITs	1.0
Thrifts & Mortgage Finance	0.7

101.3
Liabilities in excess of other assets	(1.3)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

16

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$1,380,300	$(1,380,300)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	17

Statement of Assets and Liabilities

as of November 30, 2020

Assets
Investments at value, including securities on loan of $1,380,300:
Unaffiliated investments (cost $87,605,697)	$124,476,759
Affiliated investments (cost $1,685,300)	1,685,721
Receivable for Fund shares sold	154,895
Dividends receivable	105,292
Tax reclaim receivable	45,555
Prepaid expenses	3,276

Total Assets	126,471,498

Liabilities
Payable to broker for collateral for securities on loan	1,412,145
Payable for Fund shares purchased	308,045
Management fee payable	82,134
Accrued expenses and other liabilities	78,944
Distribution fee payable	30,601
Affiliated transfer agent fee payable	5,837
Directors’ fees payable	2,039

Total Liabilities	1,919,745

Net Assets	$124,551,753

Net assets were comprised of:
Common stock, at par	$75,974
Paid-in capital in excess of par	87,914,994
Total distributable earnings (loss)	36,560,785

Net assets, November 30, 2020	$124,551,753

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share, ($74,696,141 ÷ 4,536,974 shares of common stock issued and outstanding)	$16.46
Maximum sales charge (5.50% of offering price)	0.96

Maximum offering price to public	$17.42

Class C
Net asset value, offering price and redemption price per share, ($11,365,960 ÷ 780,210 shares of common stock issued and outstanding)	$14.57

Class R
Net asset value, offering price and redemption price per share, ($9,086,585 ÷ 553,420 shares of common stock issued and outstanding)	$16.42

Class Z
Net asset value, offering price and redemption price per share, ($29,390,924 ÷ 1,726,041 shares of common stock issued and outstanding)	$17.03

Class R6
Net asset value, offering price and redemption price per share, ($12,143 ÷ 712 shares of common stock issued and outstanding)	$17.05

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	19

Statement of Operations

Year Ended November 30, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income	$2,351,944
Affiliated dividend income	11,245
Affiliated income from securities lending, net	8,555

Total income	2,371,744

Expenses
Management fee	946,823
Distribution fee(a)	407,845
Transfer agent’s fees and expenses (including affiliated expense of $57,838)(a)	202,618
Custodian and accounting fees	68,930
Registration fees(a)	62,768
Audit fee	25,918
Legal fees and expenses	21,513
Shareholders’ reports	16,992
Directors’ fees	12,713
Miscellaneous	41,870

Total expenses	1,807,990
Less: Fee waiver and/or expense reimbursement(a)	(13,865)
Distribution fee waiver(a)	(23,725)

Net expenses	1,770,400

Net investment income (loss)	601,344

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(320))	4,239,843
Foreign currency transactions	(1,102)

4,238,741

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $421)	(3,478,437)
Foreign currencies	3,293

(3,475,144)

Net gain (loss) on investment and foreign currency transactions	763,597

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,364,941

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	208,842	8,656	119,170	71,177	—	—
Transfer agent’s fees and expenses	118,506	4,938	16,158	14,206	48,705	105
Registration fees	12,097	4,544	12,784	8,810	16,626	7,907
Fee waiver and/or expense reimbursement	—	(5,864)	—	—	—	(8,001)
Distribution fee waiver	—	—	—	(23,725)	—	—

See Notes to Financial Statements.

20

Statements of Changes in Net Assets

	Year Ended November 30,

	2020	2019

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$601,344	$760,831
Net realized gain (loss) on investment and foreign currency transactions	4,238,741	(4,844,743)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(3,475,144)	25,593,545

Net increase (decrease) in net assets resulting from operations	1,364,941	21,509,633

Dividends and Distributions
Distributions from distributable earnings
Class A	(433,968)	(519,769)
Class B	—	(15,129)
Class C	(3,647)	(127,546)
Class R	(31,119)	(66,816)
Class Z	(329,739)	(428,335)
Class R6	(93)	(93)

	(798,566)	(1,157,688)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	18,058,123	16,674,078
Net asset value of shares issued in reinvestment of dividends and distributions	775,752	1,122,840
Cost of shares purchased	(49,756,382)	(49,960,731)

Net increase (decrease) in net assets from Fund share transactions	(30,922,507)	(32,163,813)

Total increase (decrease)	(30,356,132)	(11,811,868)

Net Assets:
Beginning of year	154,907,885	166,719,753

End of year	$124,551,753	$154,907,885

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	21

Notes to Financial Statements

1.    Organization

Prudential Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of three series: PGIM Jennison Health Sciences Fund, which is a diversified fund for the purposes of the 1940 Act, and PGIM Jennison Financial Services Fund and PGIM Jennison Utility Fund, each of which are non-diversified funds for purposes of the 1940 Act and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison Financial Services Fund (the “Fund”).

The investment objective of the Fund is long-term capital appreciation.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

22

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

PGIM Jennison Financial Services Fund	23

Notes to Financial Statements (continued)

comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the

24

right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates

PGIM Jennison Financial Services Fund	25

Notes to Financial Statements (continued)

by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the

26

management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets up to $1 billion and 0.70% of average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.75% for the year ended November 30, 2020.

The Manager has contractually agreed, through March 31, 2022, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 1.00% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 0.75% of the average daily net assets of

PGIM Jennison Financial Services Fund	27

Notes to Financial Statements (continued)

the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through March 31, 2022 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

For the year ended November 30, 2020, PIMS received $44,079 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended November 30, 2020, PIMS received $716 and $448 in contingent deferred sales charges imposed upon redemptions by certain Class A, and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.     Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the

28

year ended November 30, 2020, no 17a-7 transactions were entered into by the Fund.

5.     Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2020, were $47,837,400 and $78,427,641, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended November 30, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$651,668	$43,652,214	$44,030,957	$—	$—	$272,925	272,925	$11,245
PGIM Institutional Money Market Fund*
—	28,511,098	27,098,403	421	(320)	1,412,796	1,413,361	8,555	**

$651,668	$72,163,312	$71,129,360	$421	$(320)	$1,685,721		$19,800

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.     Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended November 30, 2020, the tax character of dividends paid by the Fund was $798,566 of ordinary income. For the year ended November 30, 2019, the tax character of dividends paid by the Fund was $1,157,688 of ordinary income.

As of November 30, 2020, the accumulated undistributed earnings on a tax basis was $538,139 of ordinary income.

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$89,570,022	$38,824,300	$(2,231,842)	$36,592,458

The difference between GAAP and tax basis is primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2020 of approximately $570,000 which can be carried forward for an

PGIM Jennison Financial Services Fund	29

Notes to Financial Statements (continued)

unlimited period. The Fund utilized approximately $4,116,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended November 30, 2020. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2020 are subject to such review.

7.     Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Effective January 22, 2021, Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

30

The Company is authorized to issue 2 billion shares of common stock, $0.01 par value per share, 400 million of which are designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	50,000,000
Class B	5,000,000
Class C	40,000,000
Class R	75,000,000
Class Z	90,000,000
Class T	50,000,000
Class R6	90,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of November 30, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	268	0.1%
Class R	43,296	7.8%
Class R6	637	89.5%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	5	57.6%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2020:
Shares sold	324,049	$4,410,514
Shares issued in reinvestment of dividends and distributions	25,800	419,761
Shares purchased	(1,121,094)	(15,802,630)

Net increase (decrease) in shares outstanding before conversion	(771,245)	(10,972,355)
Shares issued upon conversion from other share class(es)	236,063	3,295,852
Shares purchased upon conversion into other share class(es)	(47,001)	(706,834)

Net increase (decrease) in shares outstanding	(582,183)	$(8,383,337)

Year ended November 30, 2019:
Shares sold	309,676	$4,415,095
Shares issued in reinvestment of dividends and distributions	41,881	500,900
Shares purchased	(1,311,748)	(18,697,479)

Net increase (decrease) in shares outstanding before conversion	(960,191)	(13,781,484)
Shares issued upon conversion from other share class(es)	643,243	9,427,136
Shares purchased upon conversion into other share class(es)	(104,739)	(1,534,116)

Net increase (decrease) in shares outstanding	(421,687)	$(5,888,464)

PGIM Jennison Financial Services Fund	31

Notes to Financial Statements (continued)

Class B	Shares	Amount
Period ended June 26, 2020*:
Shares sold	2,088	$24,528
Shares purchased	(16,352)	(190,483)

Net increase (decrease) in shares outstanding before conversion	(14,264)	(165,955)
Shares purchased upon conversion into other share class(es)	(137,756)	(1,693,718)

Net increase (decrease) in shares outstanding	(152,020)	$(1,859,673)

Year ended November 30, 2019:
Shares sold	2,257	$25,191
Shares issued in reinvestment of dividends and distributions	1,358	14,459
Shares purchased	(45,711)	(571,159)

Net increase (decrease) in shares outstanding before conversion	(42,096)	(531,509)
Shares purchased upon conversion into other share class(es)	(60,013)	(754,290)

Net increase (decrease) in shares outstanding	(102,109)	$(1,285,799)

Class C
Year ended November 30, 2020:
Shares sold	71,565	$921,444
Shares issued in reinvestment of dividends and distributions	233	3,374
Shares purchased	(237,688)	(2,930,123)

Net increase (decrease) in shares outstanding before conversion	(165,890)	(2,005,305)
Shares purchased upon conversion into other share class(es)	(147,221)	(1,847,551)

Net increase (decrease) in shares outstanding	(313,111)	$(3,852,856)

Year ended November 30, 2019:
Shares sold	47,288	$576,251
Shares issued in reinvestment of dividends and distributions	11,335	121,059
Shares purchased	(338,654)	(4,190,881)

Net increase (decrease) in shares outstanding before conversion	(280,031)	(3,493,571)
Shares purchased upon conversion into other share class(es)	(685,246)	(8,971,075)

Net increase (decrease) in shares outstanding	(965,277)	$(12,464,646)

Class R
Year ended November 30, 2020:
Shares sold	90,929	$1,211,974
Shares issued in reinvestment of dividends and distributions	1,913	31,119
Shares purchased	(299,655)	(4,176,813)

Net increase (decrease) in shares outstanding	(206,813)	$(2,933,720)

Year ended November 30, 2019:
Shares sold	81,656	$1,146,529
Shares issued in reinvestment of dividends and distributions	5,587	66,815
Shares purchased	(408,767)	(5,805,149)

Net increase (decrease) in shares outstanding	(321,524)	$(4,591,805)

32

Class Z	Shares	Amount
Year ended November 30, 2020:
Shares sold	798,542	$11,489,225
Shares issued in reinvestment of dividends and distributions	19,154	321,405
Shares purchased	(1,804,438)	(26,656,329)

Net increase (decrease) in shares outstanding before conversion	(986,742)	(14,845,699)
Shares issued upon conversion from other share class(es)	63,607	984,733
Shares purchased upon conversion into other share class(es)	(2,224)	(32,482)

Net increase (decrease) in shares outstanding	(925,359)	$(13,893,448)

Year ended November 30, 2019:
Shares sold	712,043	$10,510,728
Shares issued in reinvestment of dividends and distributions	34,051	419,514
Shares purchased	(1,445,386)	(20,696,061)

Net increase (decrease) in shares outstanding before conversion	(699,292)	(9,765,819)
Shares issued upon conversion from other share class(es)	135,347	2,047,965
Shares purchased upon conversion into other share class(es)	(14,236)	(215,620)

Net increase (decrease) in shares outstanding	(578,181)	$(7,933,474)

Class R6
Year ended November 30, 2020:
Shares sold	28	$438
Shares issued in reinvestment of dividends and distributions	6	93
Shares purchased	—	(4)

Net increase (decrease) in shares outstanding	34	$527

Period ended November 30, 2019:
Shares sold	19	$284
Shares issued in reinvestment of dividends and distributions	8	93
Shares purchased	—	(2)

Net increase (decrease) in shares outstanding	27	$375

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.     Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

PGIM Jennison Financial Services Fund	33

Notes to Financial Statements (continued)

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2020. The average daily balance for the 46 days that the Fund had loans outstanding during the period was approximately $447,935, borrowed at a weighted average interest rate of 2.08%. The maximum loan outstanding amount during the period was $2,022,000. At November 30, 2020, the Fund did not have an outstanding loan amount.

9.     Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Financial Services Related Companies Risk: The Fund concentrates its investments in securities of financial services related companies. Financial services related companies are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, price competition and other financial services related factors. The profitability of financial services companies, therefore, may be adversely affected under certain circumstances and in certain market cycles. Because financial services companies are vulnerable to these factors and cycles, a large portion of the Fund’s investments may lose value during such periods.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the

34

particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-diversification Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund

PGIM Jennison Financial Services Fund	35

Notes to Financial Statements (continued)

involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

10.     Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

36

Financial Highlights

Class A Shares
	Year Ended November 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.93	$13.87	$14.49	$11.55	$12.17
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.08	0.04	0.17	0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.55	2.07	(0.49)	2.97	(0.58)
Total from investment operations	0.62	2.15	(0.45)	3.14	(0.40)
Less Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.03)	(0.17)	(0.20)	(0.22)
Distributions from net realized gains	-	(0.06)	-	-	-
Total dividends and distributions	(0.09)	(0.09)	(0.17)	(0.20)	(0.22)
Net asset value, end of year	$16.46	$15.93	$13.87	$14.49	$11.55
Total Return(b):	3.87%	15.76%	(3.14)%	27.56%	(3.28)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$74,696	$81,555	$76,836	$83,561	$80,431
Average net assets (000)	$69,614	$77,111	$84,872	$82,660	$84,543
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.39%	1.38%	1.33%	1.37%	1.42%
Expenses before waivers and/or expense reimbursement	1.39%	1.38%	1.33%	1.37%	1.42%
Net investment income (loss)	0.48%	0.54%	0.30%	1.29%	1.63%
Portfolio turnover rate(e)	38%	14%	23%	128%	68%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	37

Financial Highlights (continued)

Class C Shares
	Year Ended November 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.13		$12.37	$12.96	$10.36	$10.94
Income (loss) from investment operations:
Net investment income (loss)	(0.03	)(b)	(0.02)	(0.05)	0.07	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.47		1.84	(0.44)	2.67	(0.52)
Total from investment operations	0.44		1.82	(0.49)	2.74	(0.43)
Less Dividends and Distributions:
Dividends from net investment income	-	(c)	-	(0.10)	(0.14)	(0.15)
Distributions from net realized gains	-		(0.06)	-	-	-
Total dividends and distributions	-	(c)	(0.06)	(0.10)	(0.14)	(0.15)
Net asset value, end of year	$14.57		$14.13	$12.37	$12.96	$10.36
Total Return(d):	3.14%		14.99%	(3.81)%	26.68%	(4.00)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,366		$15,452	$25,457	$30,600	$30,352
Average net assets (000)	$11,917		$19,307	$29,808	$30,591	$33,171
Ratios to average net assets(e)(f):
Expenses after waivers and/or expense reimbursement	2.14%		2.09%	2.02%	2.07%	2.12%
Expenses before waivers and/or expense reimbursement	2.14%		2.09%	2.02%	2.07%	2.12%
Net investment income (loss)	(0.26)%		(0.18)%	(0.39)%	0.59%	0.89%
Portfolio turnover rate(g)	38%		14%	23%	128%	68%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Less than $(0.005) per share.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class R Shares
	Year Ended November 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.89	$13.83	$14.47	$11.54	$12.15
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.03	0.01	0.15	0.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.54	2.09	(0.50)	2.96	(0.56)
Total from investment operations	0.57	2.12	(0.49)	3.11	(0.41)
Less Dividends and Distributions:
Dividends from net investment income	(0.04)	-	(0.15)	(0.18)	(0.20)
Distributions from net realized gains	-	(0.06)	-	-	-
Total dividends and distributions	(0.04)	(0.06)	(0.15)	(0.18)	(0.20)
Net asset value, end of year	$16.42	$15.89	$13.83	$14.47	$11.54
Total Return(b):	3.66%	15.43%	(3.44)%	27.27%	(3.41)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$9,087	$12,077	$14,966	$17,092	$8,534
Average net assets (000)	$9,490	$12,864	$17,663	$14,192	$6,607
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.64%	1.69%	1.59%	1.56%	1.62%
Expenses before waivers and/or expense reimbursement	1.89%	1.94%	1.84%	1.81%	1.87%
Net investment income (loss)	0.24%	0.22%	0.05%	1.16%	1.41%
Portfolio turnover rate(e)	38%	14%	23%	128%	68%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	39

Financial Highlights (continued)

Class Z Shares
	Year Ended November 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.47	$14.34	$14.97	$11.92	$12.56
Income (loss) from investment operations:
Net investment income (loss)	0.12	0.13	0.10	0.22	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.57	2.14	(0.52)	3.06	(0.59)
Total from investment operations	0.69	2.27	(0.42)	3.28	(0.38)
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.08)	(0.21)	(0.23)	(0.26)
Distributions from net realized gains	-	(0.06)	-	-	-
Total dividends and distributions	(0.13)	(0.14)	(0.21)	(0.23)	(0.26)
Net asset value, end of year	$17.03	$16.47	$14.34	$14.97	$11.92
Total Return(b):	4.22%	16.18%	(2.87)%	27.96%	(3.03)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$29,391	$43,675	$46,317	$47,684	$34,702
Average net assets (000)	$34,346	$40,671	$50,663	$44,492	$40,929
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.09%	1.04%	1.01%	1.06%	1.12%
Expenses before waivers and/or expense reimbursement	1.09%	1.04%	1.01%	1.06%	1.12%
Net investment income (loss)	0.80%	0.87%	0.64%	1.66%	1.90%
Portfolio turnover rate(e)	38%	14%	23%	128%	68%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class R6 Shares
	Year Ended November 30,		January 26, 2018(a) through November 30, 2018
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$16.48	$14.34	$16.00
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.14	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.58	2.14	(1.76)
Total from investment operations	0.71	2.28	(1.66)
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.08)	-
Distributions from net realized gains	-	(0.06)	-
Total dividends and distributions	(0.14)	(0.14)	-
Net asset value, end of period	$17.05	$16.48	$14.34
Total Return(c):	4.30%	16.25%	(10.38)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$12	$11	$9
Average net assets (000)	$10	$10	$10
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00	%(e)
Expenses before waivers and/or expense reimbursement	77.93%	263.59%	272.24	%(e)
Net investment income (loss)	0.86%	0.93%	0.80	%(e)
Portfolio turnover rate(f)	38%	14%	23%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Financial Services Fund	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Sector Funds, Inc. and Shareholders of PGIM Jennison Financial Services Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Financial Services Fund (one of the funds constituting Prudential Sector Funds, Inc., referred to hereafter as the “Fund”) as of November 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

January 15, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

42

Federal Tax Information (unaudited)

For the year ended November 30, 2020, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Financial Services Fund	100.00%	100.00%

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar 2020.

PGIM Jennison Financial Services Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Financial Services Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku, Inc. (since 2020); Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Financial Services Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Jennison Financial Services Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (unaudited)

The Board of Directors (the “Board”) of PGIM Jennison Financial Services Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021 after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

[1]	PGIM Jennison Financial Services Fund is a series of Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison Financial Services Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer

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Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	4th Quartile	4th Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and three-year periods, though it underperformed over the five- and ten-year periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual operating expenses for Class R6 shares to exceed 1.00% through March 31, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Financial Services Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Financial Services Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON FINANCIAL SERVICES FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	PFSAX	PUFCX	PSSRX	PFSZX	PFSQX
CUSIP	74441P106	74441P304	74441P783	74441P403	74441P734

MF188E

PGIM JENNISON HEALTH SCIENCES FUND

ANNUAL REPORT

NOVEMBER 30, 2020

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Health Sciences Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2020.

Early in the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed early in the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in coronavirus infections would stall the economic recovery. Promising clinical trial results in November for several coronavirus vaccines lifted equity markets to record levels and helped stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Health Sciences Fund

January 15, 2021

PGIM Jennison Health Sciences Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	25.54	9.61	18.02	—
(without sales charges)	32.85	10.85	18.69	—
Class C
(with sales charges)	30.93	10.09	17.87	—
(without sales charges)	31.93	10.09	17.87	—
Class R
(without sales charges)	32.38	10.51	N/A	17.06 (2/3/12)
Class Z
(without sales charges)	33.24	11.18	19.04	—
Class R6
(without sales charges)	33.33	N/A	N/A	15.86 (1/27/16)
S&P 1500 Health Care Index
	13.66	11.55	16.25	—
S&P Composite 1500 Index
	16.67	13.61	13.95	—

Average Annual Total Returns as of 11/30/20 Since Inception (%)
			Class R (2/3/12)	Class R6 (1/27/16)
S&P 1500 Health Care Index			15.98	13.46
S&P Composite 1500 Index			14.26	15.80

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P Composite 1500 Index and the S&P 1500 Health Care Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2010) and the account values at the end of the current fiscal year (November 30, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for the other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Health Sciences Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

S&P 1500 Health Care Index* —The S&P 1500 Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the health care sector of the S&P Composite 1500 Index.

S&P Composite 1500 Index*—The S&P Composite 1500 Index is an unmanaged index of the over 500 largest, established, publicly traded stocks in the S&P 500 Composite Stock Price Index (S&P 500 Index); the 400 largest stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index.

* The S&P 1500 Health Care Index and the S&P Composite 1500 Index are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 11/30/20

Ten Largest Holdings	Line of Business	% of Net Assets
UnitedHealth Group, Inc.	Managed Health Care	5.5%
Natera, Inc.	Biotechnology	3.7%
Apellis Pharmaceuticals, Inc.	Biotechnology	3.0%
AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	2.9%
Abbott Laboratories	Health Care Equipment	2.9%
Humana, Inc.	Managed Health Care	2.8%
Sarepta Therapeutics, Inc.	Biotechnology	2.7%
Eli Lilly & Co.	Pharmaceuticals	2.5%
Vertex Pharmaceuticals, Inc.	Biotechnology	2.4%
DexCom, Inc.	Health Care Equipment	2.2%

Holdings reflect only long-term Investments and are subject to change.

PGIM Jennison Health Sciences Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Health Sciences Fund’s Class Z shares returned 33.24% in the 12-month reporting period that ended November 30, 2020, outperforming the 13.66% return of the S&P 1500 Health Care Index (the Index).

What was the market environment?

•	Equity markets were extremely volatile during the reporting period, unsettled by US-China trade discord and the COVID-19 pandemic.

•

Stocks peaked at new highs in early 2020, then dropped dramatically as the viral outbreak spread around the globe, disrupting markets and life everywhere. The realities of the pandemic dictated daily conduct for individuals, businesses, and governments around the world during the period. Shelter-in-place and work-from-home policies became standard.

•

Equity markets rebounded rapidly in the period’s later months, but the economic damage continued to accumulate. Fiscal stimulus blunted the pandemic’s effect on employment and spending. Comprehensive monetary policy initiatives to bolster liquidity and stabilize asset prices contributed to record-low interest rates.

•	The pandemic’s effects on the healthcare sector varied by industry:

•

Many biotechnology companies saw clinical trial and patient enrollment delays. Clinical sites prioritized fully enrolled trials, especially if they were pivotal and related to diseases with high unmet medical needs.

•

Pharmaceutical companies had relatively low exposure to COVID-19. New patient starts were delayed and remain below pre-pandemic levels. Drugs used for acute illnesses or those administered by physicians were disrupted.

•	Cardiology and orthopedic device procedures were largely suspended temporarily in the US and Europe.

•

The collapse in healthcare utilization was a tailwind for insurers, but hospitals were hurt by delayed or deferred procedures and higher costs for COVID-19-related protective equipment. However, hospitals received government financial assistance and were generally protected by policymakers.

•	The life science tools/research group was resilient, although scientists in work-from-home protocols led to reduced demand for instruments and consumables.

•

While telemedicine has been growing rapidly for several years, the COVID-19 outbreak gave rise to a sea change that could permanently modify healthcare benefits, treatment, and consumer behavior, in Jennison’s view.

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What worked?

Biotechnology holdings were major contributors to the Fund’s positive absolute and relative performance:

•

Immunomedics, Inc. rose on news it would be acquired by Gilead Sciences, Inc. for a significant premium. Immunomedics develops monoclonal antibody-based therapeutics for the treatment of cancer, autoimmune disorders, and other serious diseases. It manufactures Trodelvy, the first antibody drug conjugate (ADC) approved by the US Food and Drug Administration specifically for relapsed or refractory metastatic triple-negative breast cancer, an aggressive cancer with no current approved standard of care. Trodelvy is also being tested for other breast cancers, urothelial bladder cancer, and non-small-cell lung cancer. Another Immunomedics ADC is currently in development for treating metastatic colorectal cancer. Candidates in the company’s longer-term pipeline include potential treatments for non-Hodgkin’s lymphoma, lupus, and B-cell malignancies.

•

Natera, Inc.’s primary product, Panorama, screens genetic disorders in fetal DNA as early as nine weeks into pregnancy through a blood draw from the mother’s arm, which, unlike other methods, poses no risk to the fetus. The American Society of Obstetricians and Gynecologists’ call in August 2020 for using non-invasive prenatal testing in all, not just high-risk, pregnancies has already led to increased commercial adoption of this type of testing and should mean a significant expansion of the market, in Jennison’s view. Another Natera drug candidate, Signatera, has been shown to identify molecular residual disease significantly earlier than standard imaging. Jennison believes that Natera’s opportunities in the liquid biopsy market are underappreciated.

•

Fate Therapeutics, Inc. develops first-in-class cellular immunotherapies for cancer and immune disorders. Its immune oncology product candidates include off-the-shelf natural killer cell and T-cell cancer immunotherapies that are designed to complement established cancer therapies and target tumor-associated antigens. FT516 is being studied as a monotherapy for acute myeloid leukemia and, in combination with monoclonal antibody products, as a treatment of advanced B-cell lymphoma. Another drug candidate, FT500, is being studied in solid-tumor cancers as a monotherapy and in combination with immune checkpoint inhibitors. FT596, a natural killer cell product engineered to identify receptors present on the surface of cancer cells, is in pre-clinical development. Fate’s immuno-regulatory product candidates include ProTmune, a pharmacologically modulated, donor-cell graft that is currently being evaluated in a Phase 2 clinical trial for the prevention of graft-versus-host disease.

•

Sarepta Therapeutics Inc.’s RNA-targeted drugs regulate the production of proteins associated with rare neuromuscular diseases. Its Exondys 51 is the first US-approved treatment for Duchenne muscular dystrophy (DMD), a rare, genetic, and progressive

PGIM Jennison Health Sciences Fund	9

Strategy and Performance Overview (continued)

disorder that destroys muscles and frequently leads to death by age 30. In December 2019, the FDA approved Vyondys 53, another DMD treatment. Sarepta is also developing a gene therapy platform for the treatment of rare neuromuscular diseases.

•

Argenx develops antibody-based medicines for patients suffering from severe autoimmune diseases and cancer. Its lead candidate—Efgartigimod—is being evaluated in multiple autoimmune indications, and another compound—cusatuzumab—in hematological malignancies. In May, Argenx announced positive top-line data from a Phase 3 trial of Efgartigimod in generalized myasthenia gravis—a chronic, autoimmune neuromuscular disorder that causes weakness in skeletal muscle.

•

Apellis Pharmaceuticals Inc.’s lead compound—pegcetacoplan (APL-2)—is designed to inhibit C3, the central protein in the cascade of interacting proteins that plays an essential role in the immune system. Apellis is also developing this drug to treat a rare blood disease that leads to anemia and other complications, as well as for other conditions in hematology, nephrology, and neurology. In October 2020, Apellis announced a strategic collaboration with Swedish Orphan Biovitrum to accelerate the advancement of APL-2.

Health care equipment and supplies holdings were major contributors to the Fund’s return.

•

DexCom Inc. makes continuous glucose monitoring (CGM) systems that eliminate the need for diabetics to test their blood glucose levels through finger sticks. The systems employ a tiny sensor, which is inserted under the skin to wirelessly transmit the glucose levels to a monitor. As CGM penetration is in its nascent stages, the market has significant room to grow, in Jennison’s view. Even as the Type-1 diabetes market becomes more penetrated, DexCom’s next leg of growth is expected to come from Type-2 diabetes. The imminent launch of the G7—a much thinner, less expensive, fully disposable CGM—is likewise expected to provide a tailwind.

•

ShockWave Medical, Inc. makes minimally invasive instruments that use sonic pressure waves to break down plaque in patients with calcified cardiovascular disease. Jennison believes several catalysts could strengthen near- and longer-term adoption of these products, including US approval in coronary settings that would unlock an incremental addressable market, as well as an improved reimbursement backdrop.

In healthcare technology, Teladoc Health Inc. uses a combination of web, mobile apps, video, and phone platforms to connect patients with physicians. While telemedicine has been growing rapidly for several years, utilization rates have remained relatively low. However, the COVID-19 outbreak has given rise to a potential change that Jennison believes could permanently modify healthcare benefits, treatment, and consumer behavior. In Jennison’s view, the market may be underestimating both the potential disruption telemedicine could bring and the growth opportunities of Teladoc’s mental health services.

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Although telemedicine’s rapid growth will likely decelerate somewhat once the world returns to pre-pandemic normality, Jennison sees the industry’s long-term growth to be assured.

WuXi Biologics was a top performer in life science tools and services during the period. A contract research organization, it is benefiting from increasing research and development outsourcing by drug companies, preference for biologics over chemical drugs, and a biotech boom in China. As more small biotechnology companies enter the industry, WuXi’s expertise, open-access platform, technology, low labor costs, clinical trials expertise, and role as a gateway to the Chinese market may become increasingly attractive.

What didn’t work?

Biotechnology detractors included Sage Therapeutics Inc., NextCure Inc., Assembly Biosciences Inc., and ProQR Therapeutics NV.

•

Sage has two major drug platforms—Zulresso, an approved intravenous drug for the treatment of post-partum depression (PPD)—and Zuranolone, an oral, small molecule drug for the treatment of major depressive disorder (MMD), PPD, movement disorders, and other mood disorders. In early 2019, the company reported highly positive top-line data from a Phase 3 study of Zuranolone in PPD. However, in December 2019, Zuranolone failed to meet a Phase 3 clinical trial’s primary endpoint of a statistically significant reduction in depression scores for MMD patients. MMD represents a much larger unmet medical need than PPD. After those December results, Sage reported positive interim data in October 2020 from an ongoing Phase 3 clinical study designed to naturalistically follow patients with MMD and evaluate the safety and tolerability of Zuranolone in adults for up to one year.

•

NextCure develops novel immunomedicines to treat cancer and other immune-related diseases. The COVID-19 pandemic created delays in the company’s product pipeline, causing the stock price to fall during the reporting period. The company’s FIND-IO technology platform uses proprietary approaches to functionally assess immune pathways in both primary immune cells and established cell lines from immune lineages. The platform helps to identify proteins that can be targeted with novel immunomedicines to repair and maintain anti-tumor immunity.

•	The Fund’s position in Assembly Biosciences was eliminated in November 2020 on news that vebicorvir, the company’s hepatitis B drug, had no meaningful effect on patients.

•

ProQR Therapeutics uses a novel proprietary RNA-based technology to develop drugs to treat genetic disorders with a primary focus on ophthalmological conditions. Findings from a Phase 1/2 trial of QR-421a in adults with Usher syndrome and non-syndromic retinitis pigmentosa (i.e., progressive vision loss) suggested that administering the drug as a single injection in the eye was safe and well tolerated. A rare genetic disease, Usher syndrome is the leading cause of combined deafness and blindness.

PGIM Jennison Health Sciences Fund	11

Strategy and Performance Overview (continued)

In healthcare equipment and supplies, Boston Scientific Corp. was weak on concerns that elective device procedures would be postponed or canceled because of the COVID-19 pandemic. The company makes medical supplies and devices used to diagnose and treat various medical conditions, with an emphasis on cardiovascular and cardiac rhythm management products. Later in the period, the company terminated its Lotus valve program due to complexities associated with the product delivery system.

In life sciences tools and services, Iqvia Holdings was hurt by pandemic-related constraints on access to trial sites and delays in new trial enrollments. The company is a leading global provider of advanced analytics, technology solutions, and contract research services to the life sciences industry. Iqvia’s services are increasingly in demand as trials become more numerous and complicated and as post-marketing business analyses and regulatory update studies become compulsory.

Current outlook

•	The Fund remains heavily invested in biotherapeutic companies with what Jennison views as compelling fundamentals and innovative products and pipeline drugs.

•

The pandemic could have a permanent and beneficial impact on the healthcare sector. The past several months have highlighted inefficiencies within the system and the serious implications of administrative mismanagement. At the same time, there has been phenomenal speed of discovery and multiple modalities available within the biotechnology, life sciences, and healthcare technology industries to address unmet medical needs. As a result, many companies may be able to penetrate their total addressable markets at accelerated rates, in Jennison’s view.

•	Other possible post-COVID-19 changes include:

•	Increased use of telemedicine

•	An accelerated shift to alternative sites of care (i.e., more surgeries and procedures performed in ambulatory surgical centers than in hospitals)

•	Increased awareness of personal health and use of self-monitoring technologies

•	Touchless check-ins at doctor’s offices

•

Increased use of noninvasive diagnostics like liquid biopsy and noninvasive prenatal testing, as well as the acceptance of advanced technologies that monitor immune responses by monitoring the behavior of immune cells

•	Increased use of virtual clinical trials that could accelerate drug development and lower costs.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison Health Sciences Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Health Sciences Fund		Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,188.30	1.12%	$6.13
	Hypothetical	$1,000.00	$1,019.40	1.12%	$5.65
Class C	Actual	$1,000.00	$1,184.60	1.82%	$9.94
	Hypothetical	$1,000.00	$1,015.90	1.82%	$9.17
Class R	Actual	$1,000.00	$1,187.30	1.35%	$7.38
	Hypothetical	$1,000.00	$1,018.25	1.35%	$6.81
Class Z	Actual	$1,000.00	$1,190.30	0.82%	$4.49
	Hypothetical	$1,000.00	$1,020.90	0.82%	$4.14
Class R6	Actual	$1,000.00	$1,190.60	0.74%	$4.05
	Hypothetical	$1,000.00	$1,021.30	0.74%	$3.74

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2020, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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PGIM Jennison Health Sciences Fund

Schedule of Investments

as of November 30, 2020

Description	Shares	Value
LONG-TERM INVESTMENTS 99.7%

COMMON STOCKS 99.7%

Biotechnology 36.1%
ACADIA Pharmaceuticals, Inc.*(a)	426,562	$24,169,003
Alexion Pharmaceuticals, Inc.*	86,172	10,522,463
Amicus Therapeutics, Inc.*(a)	1,619,063	37,060,352
Apellis Pharmaceuticals, Inc.*(a)	1,401,959	66,088,347
Argenx SE (Netherlands), ADR*	157,490	45,171,282
Biogen, Inc.*	52,990	12,726,608
BioMarin Pharmaceutical, Inc.*	313,668	24,685,672
Black Diamond Therapeutics, Inc.*(a)	294,162	9,807,361
Burning Rock Biotech Ltd. (China), ADR*	723,505	20,641,598
C4 Therapeutics, Inc.*	125,578	4,294,768
Constellation Pharmaceuticals, Inc.*(a)	417,410	10,577,169
CRISPR Therapeutics AG (Switzerland)*(a)	182,700	23,188,284
Denali Therapeutics, Inc.*(a)	258,897	15,784,950
Fate Therapeutics, Inc.*(a)	729,074	42,625,311
Genetron Holdings Ltd. (China), ADR*	1,081,001	14,788,094
Genmab A/S (Denmark), ADR*	385,410	14,880,680
Gossamer Bio, Inc.*(a)	1,067,365	9,435,507
Innovent Biologics, Inc. (China), 144A*	2,185,314	14,454,746
Iovance Biotherapeutics, Inc.*(a)	433,662	16,830,422
Kymera Therapeutics, Inc.*	50,547	2,357,512
Legend Biotech Corp., ADR*	97,966	2,912,529
Natera, Inc.*(a)	910,661	80,384,046
Novavax, Inc.*	152,114	21,219,903
Nurix Therapeutics, Inc.*(a)	144,779	6,170,481
ORIC Pharmaceuticals, Inc.*(a)	355,000	12,038,050
PMV Pharmaceuticals, Inc.*(a)	107,472	3,787,313
Praxis Precision Medicines, Inc.*	145,260	6,022,480
ProQR Therapeutics NV (Netherlands)*(a)	1,725,935	6,800,184
Regeneron Pharmaceuticals, Inc.*	37,962	19,589,531
Sage Therapeutics, Inc.*(a)	393,359	29,143,968
Sarepta Therapeutics, Inc.*(a)	416,391	58,652,836
Seagen, Inc.*(a)	88,510	15,074,138
Turning Point Therapeutics, Inc.*	357,481	38,071,727
Vertex Pharmaceuticals, Inc.*	226,158	51,507,484
Zai Lab Ltd. (China), ADR*	153,434	16,997,419

		788,462,218

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    15

PGIM Jennison Health Sciences Fund

Schedule of Investments (continued)

as of November 30, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Services 3.6%
Cigna Corp.	189,123	$39,553,184
Guardant Health, Inc.*	320,529	38,822,473

		78,375,657

Health Care Equipment 19.2%
Abbott Laboratories	573,835	62,100,424
Boston Scientific Corp.*	1,407,344	46,653,454
Danaher Corp.	192,059	43,142,213
DexCom, Inc.*	151,501	48,431,840
Edwards Lifesciences Corp.*	432,437	36,277,140
Insulet Corp.*(a)	71,318	18,379,362
Intuitive Surgical, Inc.*	57,186	41,519,895
Nevro Corp.*	113,100	18,237,375
Outset Medical, Inc.*(a)	59,550	3,811,200
Shockwave Medical, Inc.*(a)	385,458	37,709,356
Tandem Diabetes Care, Inc.*	219,592	20,615,297
Teleflex, Inc.	28,547	10,926,364
Zimmer Biomet Holdings, Inc.	209,054	31,174,132

		418,978,052

Health Care Supplies 1.6%
Alcon, Inc. (Switzerland)(a)	196,698	12,631,946
Silk Road Medical, Inc.*	388,045	22,234,978

		34,866,924

Health Care Technology 2.7%
Accolade, Inc.*(a)	222,005	11,524,279
Phreesia, Inc.*	441,719	19,506,311
Teladoc Health, Inc.*(a)	144,314	28,685,294

		59,715,884

Insurance Brokers 1.3%
eHealth, Inc.*(a)	251,018	19,074,858
Selectquote, Inc.*(a)	434,591	9,321,977

		28,396,835

Life Sciences Tools & Services 10.1%
10X Genomics, Inc. (Class A Stock)*	128,304	19,644,625

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund

Schedule of Investments (continued)

as of November 30, 2020

Description	Shares	Value
COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)
Avantor, Inc.*	726,641	$19,822,766
Berkeley Lights, Inc.*(a)	30,707	2,544,382
Illumina, Inc.*	81,895	26,377,561
IQVIA Holdings, Inc.*	195,647	33,062,387
Maravai LifeSciences Holdings, Inc. (Class A Stock)*	195,890	5,514,303
PPD, Inc.*	470,439	16,465,365
Repligen Corp.*	157,903	29,949,462
Thermo Fisher Scientific, Inc.	65,137	30,287,402
Wuxi Biologics Cayman, Inc. (China), 144A*	3,692,082	36,630,019

		220,298,272

Managed Health Care 11.3%
Anthem, Inc.	120,362	37,495,170
Centene Corp.*	463,726	28,588,708
Humana, Inc.	150,413	60,243,415
UnitedHealth Group, Inc.	357,838	120,355,233

		246,682,526

Pharmaceuticals 13.8%
AstraZeneca PLC (United Kingdom), ADR	1,212,826	64,207,009
Bristol-Myers Squibb Co.	531,284	33,152,122
Catalent, Inc.*	124,062	11,927,321
Eli Lilly & Co.	371,700	54,138,105
Horizon Therapeutics PLC*	156,095	10,993,771
Novo Nordisk A/S (Denmark), ADR(a)	678,188	45,526,760
Revance Therapeutics, Inc.*(a)	573,343	13,840,500
Roche Holding AG (Switzerland), ADR	700,211	28,582,613
Zoetis, Inc.	249,509	40,016,253

		302,384,454

TOTAL COMMON STOCKS (cost $1,196,798,012)		2,178,160,822

PREFERRED STOCK 0.0%

Health Care Equipment
ControlRad Systems, Inc., Private Placement, Reg D, Series A (original cost $1,800,000; purchased 8/31/12)*^(f)	3,063,048	643,240

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    17

PGIM Jennison Health Sciences Fund

Schedule of Investments (continued)

as of November 30, 2020

Description	Units	Value
WARRANTS* 0.0%

Biotechnology
Aileron Therapeutics, Inc., expiring 03/29/24 (original cost $116,418; purchased 03/29/19)(f)	895,522	$—
Immatics NV (Germany), expiring 12/31/25	278,909	792,101

TOTAL WARRANTS (cost $593,185)		792,101

TOTAL LONG-TERM INVESTMENTS (cost $1,199,191,197)		2,179,596,163

	Shares
SHORT-TERM INVESTMENTS 15.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	7,867,525	7,867,525
PGIM Institutional Money Market Fund (cost $324,394,960; includes $324,343,280 of cash collateral for securities on loan)(b)(w)	324,718,449	324,588,562

TOTAL SHORT-TERM INVESTMENTS (cost $332,262,485)		332,456,087

TOTAL INVESTMENTS 114.9% (cost $1,531,453,682)		2,512,052,250
Liabilities in excess of other assets (14.9)%		(326,300,467)

NET ASSETS 100.0%		$2,185,751,783

Below is a list of the abbreviation(s) used in the annual report:

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR — American Depositary Receipt

LIBOR — London Interbank Offered Rate

Reg D — Security was purchased pursuant to Regulation D under the Securities Act of 1933, providing exemption from the registration requirements. Unless otherwise noted, Regulation D securities are deemed to be liquid.

*	Non-income producing security.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $643,240 and 0.03% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $318,571,019; cash collateral of $324,343,280 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund

Schedule of Investments (continued)

as of November 30, 2020

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $1,916,418. The aggregate value of $643,240 is 0.03% of net assets.

(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Biotechnology	$774,007,472	$14,454,746	$—
Health Care Services.	78,375,657	—	—
Health Care Equipment	418,978,052	—	—
Health Care Supplies	34,866,924	—	—
Health Care Technology	59,715,884	—	—
Insurance Brokers	28,396,835	—	—
Life Sciences Tools & Services	220,298,272	—	—
Managed Health Care	246,682,526	—	—
Pharmaceuticals	302,384,454	—	—
Preferred Stock
Health Care Equipment	—	—	643,240
Warrants
Biotechnology	792,101	—	—
Affiliated Mutual Funds	332,456,087	—	—

Total	$2,496,954,264	$14,454,746	$643,240

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    19

PGIM Jennison Health Sciences Fund

Schedule of Investments (continued)

as of November 30, 2020

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2020 were as follows (unaudited):

Biotechnology	36.1%
Health Care Equipment	19.2
Affiliated Mutual Funds (14.8% represents investments purchased with collateral from securities on loan)	15.2
Pharmaceuticals	13.8
Managed Health Care	11.3
Life Sciences Tools & Services	10.1
Health Care Services	3.6
Health Care Technology	2.7
Health Care Supplies	1.6

Insurance Brokers	1.3%
Warrants	0.0 *

114.9
Liabilities in excess of other assets	(14.9)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of November 30, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$792,101	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended November 30, 2020 are as follows:

For the year ended November 30, 2020, the Fund did not have any net realized gain (loss) on derivatives in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)
Equity contracts	$315,334

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund

Schedule of Investments (continued)

as of November 30, 2020

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$318,571,019	$(318,571,019)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    21

Statement of Assets and Liabilities

as of November 30, 2020

Assets
Investments at value, including securities on loan of $318,571,019:
Unaffiliated investments (cost $1,199,191,197)	$2,179,596,163
Affiliated investments (cost $332,262,485)	332,456,087
Receivable for Fund shares sold	2,053,748
Tax reclaim receivable	1,176,052
Dividends receivable	359,832
Prepaid expenses	15,200

Total Assets	2,515,657,082

Liabilities
Payable to broker for collateral for securities on loan	324,343,280
Payable for Fund shares purchased	3,332,299
Management fee payable	1,267,681
Accrued expenses and other liabilities	658,014
Distribution fee payable	253,895
Affiliated transfer agent fee payable	45,089
Directors’ fees payable	5,041

Total Liabilities	329,905,299

Net Assets	$2,185,751,783

Net assets were comprised of:
Common stock, at par	$362,565
Paid-in capital in excess of par	782,138,681
Total distributable earnings (loss)	1,403,250,537

Net assets, November 30, 2020	$2,185,751,783

See Notes to Financial Statements.

Class A
Net asset value and redemption price per share,
($905,864,900 ÷ 15,896,562 shares of common stock issued and outstanding)	$56.98
Maximum sales charge (5.50% of offering price)	3.32

Maximum offering price to public	$60.30

Class C
Net asset value, offering price and redemption price per share,
($42,812,678 ÷ 1,057,212 shares of common stock issued and outstanding)	$40.50

Class R
Net asset value, offering price and redemption price per share,
($10,287,690 ÷ 186,117 shares of common stock issued and outstanding)	$55.28

Class Z
Net asset value, offering price and redemption price per share,
($1,208,728,161 ÷ 18,836,212 shares of common stock issued and outstanding)	$64.17

Class R6
Net asset value, offering price and redemption price per share,
($18,058,354 ÷ 280,395 shares of common stock issued and outstanding)	$64.40

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    23

Statement of Operations

Year Ended November 30, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $377,313 foreign withholding tax)	$8,740,364
Income from securities lending, net (including affiliated income of $998,979)	1,586,262
Affiliated dividend income	210,985

Total income	10,537,611

Expenses
Management fee	13,622,697
Distribution fee(a)	2,871,800
Transfer agent’s fees and expenses (including affiliated expense of $317,228)(a)	1,755,524
Custodian and accounting fees	165,731
Registration fees(a)	85,378
Shareholders’ reports	54,431
Directors’ fees	37,914
Legal fees and expenses	30,306
Audit fee	26,168
Miscellaneous	47,283

Total expenses	18,697,232
Less: Distribution fee waiver(a)	(22,379)

Net expenses	18,674,853

Net investment income (loss)	(8,137,242)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(323,905))	432,637,901
Foreign currency transactions	(4,399)

432,633,502

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $135,561)	109,346,510
Foreign currencies	39,026

109,385,536

Net gain (loss) on investment and foreign currency transactions	542,019,038

Net Increase (Decrease) In Net Assets Resulting From Operations	$533,881,796

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	2,332,807	18,832	453,023	67,138	—	—
Transfer agent’s fees and expenses	692,782	12,165	33,654	12,357	1,003,566	1,000
Registration fees	19,215	7,768	13,438	9,633	26,766	8,558
Distribution fee waiver	—	—	—	(22,379)	—	—

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended November 30,
	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(8,137,242)	$(8,630,967)
Net realized gain (loss) on investment and foreign currency transactions	432,633,502	64,144,628
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	109,385,536	(58,004,508)

Net increase (decrease) in net assets resulting from operations	533,881,796	(2,490,847)

Dividends and Distributions
Distributions from distributable earnings
Class A	(24,218,921)	(74,050,359)
Class B	(182,410)	(2,211,140)
Class C	(2,401,591)	(22,001,320)
Class R	(290,160)	(1,160,725)
Class Z	(29,854,843)	(118,795,853)
Class R6	(823,043)	(827,320)

	(57,770,968)	(219,046,717)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	246,524,188	224,413,999
Net asset value of shares issued in reinvestment of dividends and distributions	52,684,608	197,384,671
Cost of shares purchased	(499,316,332)	(646,394,580)

Net increase (decrease) in net assets from Fund share transactions	(200,107,536)	(224,595,910)

Total increase (decrease)	276,003,292	(446,133,474)

Net Assets:
Beginning of year	1,909,748,491	2,355,881,965

End of year	$2,185,751,783	$1,909,748,491

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    25

Notes to Financial Statements

1.	Organization

Prudential Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of three series: PGIM Jennison Health Sciences Fund, which is a diversified fund for the purposes of the 1940 Act, and PGIM Jennison Financial Services Fund and PGIM Jennison Utility Fund, each of which are non-diversified funds for purposes of the 1940 Act and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison Health Sciences Fund (the “Fund”).

Effective February 24, 2020, the Fund reopened to investment by new investors in Class A, C, R, Z and R6 shares of the Fund. From June 29, 2012 to February 24, 2020, the Fund was generally closed to new investors.

The investment objective of the Fund is long-term capital appreciation.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the

PGIM Jennison Health Sciences Fund    27

Notes to Financial Statements (continued)

general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Warrants: The Fund held warrants acquired either through a direct purchase or pursuant to corporate actions. Warrants entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants are held as long positions by the Fund until exercised, sold or expired. Warrants are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are

PGIM Jennison Health Sciences Fund    29

Notes to Financial Statements (continued)

calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets up to $1 billion and 0.70% of average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.73% for the year ended November 30, 2020.

The Manager has contractually agreed, through March 31, 2022, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual fund operating expenses to exceed 0.82% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

PGIM Jennison Health Sciences Fund     31

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through March 31, 2022 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

For the year ended November 30, 2020, PIMS received $318,580 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended November 30, 2020, PIMS received $222 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Company’s Chief

Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended November 30, 2020, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2020, were $831,099,399 and $1,090,010,939, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended November 30, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$15,439,640	$731,062,971	$738,635,086	$—	$—	$7,867,525	7,867,525	$210,985

PGIM Institutional Money Market Fund*
520,851,729	1,333,838,729	1,529,913,552	135,561	(323,905)	324,588,562	324,718,449	998,979	**

$536,291,369	$2,064,901,700	$2,268,548,638	$135,561	$(323,905)	$332,456,087		$1,209,964

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended November 30, 2020, the tax character of dividends paid by the Fund was $57,770,968 of long-term capital gains. For the year ended November 30, 2019, the tax character of dividends paid by the Fund were $48,062,891 of ordinary income and $170,983,826 of long-term capital gains.

As of November 30, 2020, the accumulated undistributed earnings on a tax basis were $41,710,519 of ordinary income and $382,203,547 of long-term capital gains.

PGIM Jennison Health Sciences Fund     33

Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$1,532,715,779	$1,003,635,499	$(24,299,028)	$979,336,471

The difference between GAAP and tax basis is primarily attributable to deferred losses on wash sales and investments in passive foreign investment companies.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2020 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Effective January 22, 2021, Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The Company is authorized to issue 2 billion shares of common stock, $0.01 par value per share, 515 million of which are designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	75,000,000
Class B	10,000,000
Class C	30,000,000
Class R	50,000,000
Class Z	150,000,000
Class T	70,000,000
Class R6	130,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of November 30, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	6,577	0.1%
Class R	176,893	95.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	7	66.7%

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2020:
Shares sold	781,860	$36,850,489
Shares issued in reinvestment of dividends and distributions	522,971	22,937,488
Shares purchased	(2,842,705)	(128,180,909)

Net increase (decrease) in shares outstanding before conversion	(1,537,874)	(68,392,932)
Shares issued upon conversion from other share class(es)	698,984	33,169,506
Shares purchased upon conversion into other share class(es)	(302,978)	(14,558,747)

Net increase (decrease) in shares outstanding	(1,141,868)	$(49,782,173)

Year ended November 30, 2019:
Shares sold	556,958	$22,862,737
Shares issued in reinvestment of dividends and distributions	1,908,418	69,981,684
Shares purchased	(3,065,356)	(126,728,181)

Net increase (decrease) in shares outstanding before conversion	(599,980)	(33,883,760)
Shares issued upon conversion from other share class(es)	2,502,382	106,519,360
Shares purchased upon conversion into other share class(es)	(433,993)	(18,289,036)

Net increase (decrease) in shares outstanding	1,468,409	$54,346,564

PGIM Jennison Health Sciences Fund     35

Notes to Financial Statements (continued)

Class B	Shares	Amount
Period ended June 26, 2020*:
Shares sold	6,704	$209,595
Shares issued in reinvestment of dividends and distributions	5,583	173,953
Shares purchased	(17,932)	(528,540)

Net increase (decrease) in shares outstanding before conversion	(5,645)	(144,992)
Shares purchased upon conversion into other share class(es)	(131,008)	(4,245,282)

Net increase (decrease) in shares outstanding	(136,653)	$(4,390,274)

Year ended November 30, 2019:
Shares sold	7,292	$205,038
Shares issued in reinvestment of dividends and distributions	78,362	2,093,054
Shares purchased	(61,076)	(1,830,911)

Net increase (decrease) in shares outstanding before conversion	24,578	467,181
Shares purchased upon conversion into other share class(es)	(399,577)	(12,478,623)

Net increase (decrease) in shares outstanding	(374,999)	$(12,011,442)

Class C
Year ended November 30, 2020:
Shares sold	185,719	$6,423,671
Shares issued in reinvestment of dividends and distributions	61,038	1,914,760
Shares purchased	(217,690)	(6,786,799)

Net increase (decrease) in shares outstanding before conversion	29,067	1,551,632
Shares purchased upon conversion into other share class(es)	(710,970)	(24,127,191)

Net increase (decrease) in shares outstanding	(681,903)	$(22,575,559)

Year ended November 30, 2019:
Shares sold	80,639	$2,220,555
Shares issued in reinvestment of dividends and distributions	744,552	19,916,772
Shares purchased	(751,936)	(22,394,117)

Net increase (decrease) in shares outstanding before conversion	73,255	(256,790)
Shares purchased upon conversion into other share class(es)	(2,985,712)	(92,499,129)

Net increase (decrease) in shares outstanding	(2,912,457)	$(92,755,919)

Class R
Year ended November 30, 2020:
Shares sold	52,346	$2,314,018
Shares issued in reinvestment of dividends and distributions	6,797	290,160
Shares purchased	(78,664)	(3,441,846)

Net increase (decrease) in shares outstanding	(19,521)	$(837,668)

Year ended November 30, 2019:
Shares sold	24,172	$980,266
Shares issued in reinvestment of dividends and distributions	32,341	1,160,725
Shares purchased	(99,343)	(3,992,646)

Net increase (decrease) in shares outstanding	(42,830)	$(1,851,655)

Class Z	Shares	Amount
Year ended November 30, 2020:
Shares sold	3,487,342	$191,101,215
Shares issued in reinvestment of dividends and distributions	538,989	26,545,204
Shares purchased	(6,696,636)	(333,559,337)

Net increase (decrease) in shares outstanding before conversion	(2,670,305)	(115,912,918)
Shares issued upon conversion from other share class(es)	285,803	15,448,399
Shares purchased upon conversion into other share class(es)	(111,071)	(6,051,449)

Net increase (decrease) in shares outstanding	(2,495,573)	$(106,515,968)

Year ended November 30, 2019:
Shares sold	3,812,758	$175,954,593
Shares issued in reinvestment of dividends and distributions	2,527,007	103,405,116
Shares purchased	(10,647,707)	(487,095,759)

Net increase (decrease) in shares outstanding before conversion	(4,307,942)	(207,736,050)
Shares issued upon conversion from other share class(es)	455,314	21,455,178
Shares purchased upon conversion into other share class(es)	(100,890)	(4,718,143)

Net increase (decrease) in shares outstanding	(3,953,518)	$(190,999,015)

Class R6
Year ended November 30, 2020:
Shares sold	186,914	$9,625,200
Shares issued in reinvestment of dividends and distributions	16,661	823,043
Shares purchased	(510,077)	(26,818,901)

Net increase (decrease) in shares outstanding before conversion	(306,502)	(16,370,658)
Shares issued upon conversion from other share class(es)	6,732	364,764

Net increase (decrease) in shares outstanding	(299,770)	$(16,005,894)

Year ended November 30, 2019:
Shares sold	479,411	$22,190,810
Shares issued in reinvestment of dividends and distributions	20,169	827,320
Shares purchased	(94,359)	(4,352,966)

Net increase (decrease) in shares outstanding before conversion	405,221	18,665,164
Shares issued upon conversion from other share class(es)	218	10,393

Net increase (decrease) in shares outstanding	405,439	$18,675,557

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.	Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 –10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM Jennison Health Sciences Fund     37

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2020. The average daily balance for the 7 days that the Fund had loans outstanding during the period was $2,523,429, borrowed at a weighted average interest rate of 2.19%. The maximum loan balance outstanding during the period was $7,589,000. At November 30, 2020, the Fund did not have an outstanding loan balance.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Health Sciences Sector Risk: Investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, some of these companies are relatively small and have thinly traded securities, may not yet offer products or may offer a single product, and may have persistent losses during a new product’s transition from development to production, or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of

PGIM Jennison Health Sciences Fund     39

Notes to Financial Statements (continued)

the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date.

Management is currently evaluating the Rule and its impact to the Funds.

Financial Highlights

Class A Shares
	Year Ended November 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$44.29	$49.28	$46.25	$37.89	$49.64
Income (loss) from investment operations:
Net investment income (loss)	(0.27)	(0.24)	(0.31)	(0.26)	(0.18)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	14.39	0.03	5.52	9.97	(5.21)
Total from investment operations	14.12	(0.21)	5.21	9.71	(5.39)
Less Dividends and Distributions:
Distributions from net realized gains	(1.43)	(4.78)	(2.18)	(1.35)	(6.36)
Net asset value, end of year	$56.98	$44.29	$49.28	$46.25	$37.89
Total Return(b):	32.85%	1.58%	11.81%	26.61%	(12.38)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$905,865	$754,653	$767,277	$812,855	$944,171
Average net assets (000)	$777,602	$733,289	$812,835	$835,255	$1,128,298
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.14%	1.15%	1.14%	1.15%	1.17%
Expenses before waivers and/or expense reimbursement	1.14%	1.15%	1.14%	1.15%	1.17%
Net investment income (loss)	(0.58)%	(0.57)%	(0.64)%	(0.61)%	(0.48)%
Portfolio turnover rate(e)	45%	30%	36%	27%	25%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    41

Financial Highlights (continued)

Class C Shares
	Year Ended November 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$32.10	$37.50	$35.94	$29.94	$40.81
Income (loss) from investment operations:
Net investment income (loss)	(0.42)	(0.36)	(0.48)	(0.42)	(0.36)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	10.25	(0.26)	4.22	7.77	(4.15)
Total from investment operations	9.83	(0.62)	3.74	7.35	(4.51)
Less Dividends and Distributions:
Distributions from net realized gains	(1.43)	(4.78)	(2.18)	(1.35)	(6.36)
Net asset value, end of year	$40.50	$32.10	$37.50	$35.94	$29.94
Total Return(b):	31.93%	0.92%	11.06%	25.75%	(12.99)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$42,813	$55,821	$174,411	$181,567	$194,001
Average net assets (000)	$45,302	$99,267	$183,807	$187,980	$224,856
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.85%	1.83%	1.80%	1.85%	1.87%
Expenses before waivers and/or expense reimbursement	1.85%	1.83%	1.80%	1.85%	1.87%
Net investment income (loss)	(1.27)%	(1.18)%	(1.30)%	(1.30)%	(1.19)%
Portfolio turnover rate(e)	45%	30%	36%	27%	25%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R Shares
	Year Ended November 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$43.16	$48.36	$45.58	$37.42	$49.20
Income (loss) from investment operations:
Net investment income (loss)	(0.43)	(0.41)	(0.46)	(0.33)	(0.26)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	13.98	(0.01)	5.42	9.84	(5.16)
Total from investment operations	13.55	(0.42)	4.96	9.51	(5.42)
Less Dividends and Distributions:
Distributions from net realized gains	(1.43)	(4.78)	(2.18)	(1.35)	(6.36)
Net asset value, end of year	$55.28	$43.16	$48.36	$45.58	$37.42
Total Return(b):	32.38%	1.13%	11.41%	26.40%	(12.57)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$10,288	$8,875	$12,016	$14,049	$12,973
Average net assets (000)	$8,952	$9,831	$13,129	$13,552	$15,542
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.49%	1.60%	1.47%	1.35%	1.37%
Expenses before waivers and/or expense reimbursement	1.74%	1.85%	1.72%	1.60%	1.62%
Net investment income (loss)	(0.93)%	(1.00)%	(0.97)%	(0.80)%	(0.68)%
Portfolio turnover rate(e)	45%	30%	36%	27%	25%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    43

Financial Highlights (continued)

Class Z Shares
	Year Ended November 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$49.56	$54.32	$50.62	$41.21	$53.30
Income (loss) from investment operations:
Net investment income (loss)	(0.15)	(0.12)	(0.18)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	16.19	0.14	6.06	10.90	(5.65)
Total from investment operations	16.04	0.02	5.88	10.76	(5.73)
Less Dividends and Distributions:
Distributions from net realized gains	(1.43)	(4.78)	(2.18)	(1.35)	(6.36)
Net asset value, end of year	$64.17	$49.56	$54.32	$50.62	$41.21
Total Return(b):	33.24%	1.89%	12.12%	27.02%	(12.14)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,208,728	$1,057,204	$1,373,500	$1,259,584	$957,942
Average net assets (000)	$1,018,567	$1,158,525	$1,338,706	$1,142,806	$1,087,154
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.85%	0.86%	0.85%	0.84%	0.87%
Expenses before waivers and/or expense reimbursement	0.85%	0.86%	0.85%	0.84%	0.87%
Net investment income (loss)	(0.29)%	(0.26)%	(0.34)%	(0.29)%	(0.18)%
Portfolio turnover rate(e)	45%	30%	36%	27%	25%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R6 Shares
	Year Ended November 30,				January 27, 2016(a) through November 30, 2016
	2020	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$49.70	$54.45	$50.71	$41.25	$39.16
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.13)	(0.15)	(0.09)	(0.02)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	16.22	0.16	6.07	10.90	2.11
Total from investment operations	16.13	0.03	5.92	10.81	2.09
Less Dividends and Distributions:
Distributions from net realized gains	(1.43)	(4.78)	(2.18)	(1.35)	-
Net asset value, end of period	$64.40	$49.70	$54.45	$50.71	$41.25
Total Return(c):	33.33%	1.93%	12.18%	27.12%	5.34%

Ratios/Supplemental Data:
Net assets, end of period (000)	$18,058	$28,836	$9,513	$1,755	$11
Average net assets (000)	$22,365	$14,164	$5,770	$517	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.79%	0.82%	0.82%	0.74%	0.75	%(f)
Expenses before waivers and/or expense reimbursement	0.79%	0.91%	0.93%	0.74%	0.75	%(f)
Net investment income (loss)	(0.17)%	(0.29)%	(0.28)%	(0.19)%	(0.06	)%(f)
Portfolio turnover rate(g)	45%	30%	36%	27%	25%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Health Sciences Fund    45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Sector Funds, Inc. and Shareholders of PGIM Jennison Health Sciences Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Health Sciences Fund (one of the funds constituting Prudential Sector Funds, Inc., referred to hereafter as the “Fund”) as of November 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

January 15, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

46

Federal Tax Information (unaudited)

We are advising you that during the year ended November 30, 2020, the Fund reports the maximum amount allowed per share but not less than $1.43 for Class A, B, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2020.

PGIM Jennison Health Sciences Fund	47

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Health Sciences Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku, Inc. (since 2020); Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Health Sciences Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Jennison Health Sciences Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Health Sciences Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Jennison Health Sciences Fund is a series of Prudential Sector Funds, Inc.

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2019 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	3rd Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period, though it underperformed over the one-, three- and five-year periods.
•

The Board considered PGIM Investments’ assertions that the Fund’s emphasis on biotechnology stocks and underweight to pharmaceutical stocks relative to the benchmark index and Peer Universe detracted from performance, as volatility within the health care sector increased during the year; and PGIM Investments’ assertion that, historically, the Fund’s overweight to the biotechnology industry has added significant value over multiple time horizons.

•

In this regard, the Board considered information provided by PGIM Investments indicating that, historically, volatility has tended to increase leading up to a presidential election, and 2019 was no exception given the polarizing views around health care between the political parties; and that in such periods of volatility, stocks with higher levels of perceived risk such as small and mid-cap, biotech, and other earlier-stage health care companies, are disproportionately affected. The Board noted that PGIM Investments views this performance as sentiment-driven rather than a deterioration of long-term company fundamentals.

•	The Board also considered that the Fund outperformed its benchmark index and Peer Group during the 4th quarter of 2019, and outperformed its Peer Group during the first quarter of 2020.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses for Class R6 shares to exceed 0.82% through March 31, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

PGIM Jennison Health Sciences Fund

Approval of Advisory Agreements (continued)

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Health Sciences Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON HEALTH SCIENCES FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	PHLAX	PHLCX	PJHRX	PHSZX	PHLQX
CUSIP	74441P502	74441P700	74441P791	74441P866	74441P775

MF188E3

PGIM JENNISON UTILITY FUND

ANNUAL REPORT

NOVEMBER 30, 2020

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Utility Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2020.

Early in the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed early in the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in coronavirus infections would stall the economic recovery. Promising clinical trial results in November for several coronavirus vaccines lifted equity markets to record levels and helped stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Utility Fund

January 15, 2021

PGIM Jennison Utility Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	1.56	10.56	10.89	—
(without sales charges)	7.47	11.82	11.52	—
Class C
(with sales charges)	5.71	11.01	10.73	—
(without sales charges)	6.71	11.01	10.73	—
Class R
(without sales charges)	7.14	11.53	11.26	—
Class Z
(without sales charges)	7.96	12.17	11.87	—
Class R6
(without sales charges)	7.81	N/A	N/A	11.37 (1/26/18)
S&P 500 Utilities Index
	3.21	11.82	11.53	—
S&P 500 Index
	17.46	13.98	14.18	—

Average Annual Total Returns as of 11/30/20 Since Inception (%)
Class R6 (1/26/18)
S&P 500 Utilities Index	11.29
S&P 500 Index	11.34

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index and the S&P 500 Utilities Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2010) and the account values at the end of the current fiscal year (November 30, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for the other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Utility Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

S&P 500 Utilities Index*—The S&P 500 Utilities Index is an unmanaged, market capitalization-weighted index including those companies considered electric, gas, or water utilities, or companies that operate as independent producers and/or distributors of power.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

* The S&P 500 Utilities Index (the Index) and the S&P 500 Index are products of S&P Dow Jones Indices LLC and/or its affiliates and have been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 11/30/20

Ten Largest Holdings	Line of Business	% of Net Assets
NextEra Energy, Inc.	Electric Utilities	8.7%
Cellnex Telecom SA (Spain), 144A	Integrated Telecommunication Services	5.4%
RWE AG (Germany)	Multi-Utilities	5.1%
Orsted A/S (Denmark), 144A	Electric Utilities	4.4%
Dominion Energy, Inc.	Multi-Utilities	4.4%
Ameren Corp.	Multi-Utilities	4.2%
CMS Energy Corp.	Multi-Utilities	4.2%
Entergy Corp.	Electric Utilities	3.9%
American Electric Power Co., Inc.	Electric Utilities	3.6%
Enel SpA (Italy)	Electric Utilities	3.4%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Utility Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Utility Fund’s Class Z shares returned 7.96% in the 12-month reporting period that ended November 30, 2020, outperforming the 3.21% return of the S&P 500 Utilities Index (the Index).

What was the market environment?

•

The financial markets experienced periods of heightened volatility during the reporting period, partially driven by the COVID-19 pandemic and its repercussions around the world. After rising over the first two months of the period, stocks fell sharply in February and March 2020 as the virus spread, triggering lockdowns and a global recession.

•

Markets reversed course again from April through August 2020, recouping much of their losses. This turnaround was driven by a number of factors, including unprecedented monetary policy accommodation from the Federal Reserve. Aggressive fiscal policy, signs of improving growth, and hopes for a COVID-19 vaccine also supported investor sentiment.

•

Markets experienced another setback in September and October due to a second wave of COVID-19 cases, weakening economic growth, and uncertainties surrounding the US elections in November. However, the market ended on a positive note in November as several new vaccines neared approval, leading to hopes for a sustained economic recovery. Over the full period, the broad S&P 500 Index gained 17.46%, significantly outperforming the Index.

•

Within the Index, the largest segment—electric utilities—modestly outperformed during the period, whereas multi-utilities—the second largest—generated a small negative return. Elsewhere, water utilities and independent power producers & energy traders both produced double-digit gains, although they contributed to the Index’s overall return to a lesser extent than the other segments given their much smaller weighting.

What worked?

Relative to the Index, the Fund’s stock selection was the dominant driver of performance during the reporting period, specifically among multi-utilities and electric utilities. Out-of-Index allocations to integrated telecommunication services and specialized real estate investment trusts also added meaningful value to the Fund’s relative performance.

Top absolute contributors:

•

Denmark-based Orsted A/S is a leading global developer of renewable energy and a worldwide leader in offshore wind development. Jennison believes demand for offshore wind generation is expected to enter an accelerated growth phase, with Orsted well-positioned to capture market share in this fast-growing segment of global electricity generation.

8	Visit our website at pgim.com/investments

•

Cellnex Telecom SA is a Spain-based wireless telecom firm. Jennison favors Cellnex for its organic growth momentum and exposure to positive market themes, such as data growth, the rollout of Long-Term Evolution wireless broadband, and the macro economic recovery in southern Europe. Additionally, Jennison expects Cellnex’s acquisition of 10,700 towers across France, Italy, and Switzerland to potentially help the company generate accretive, long-term free cash flow.

•

NextEra Energy, Inc. announced during the period that it was raising its 2021 earnings guidance and extending its 8% growth outlook to 2023. NextEra emphasized the ongoing strength of its renewable energy development and execution across all its businesses, leading to company management’s increased conviction in its investment outlook. With its shares approaching $300 a share during the period, the company also approved a 4:1 stock split to help attract more retail investors, making the share price more attractive to a broader investment pool. In Jennison’s view, NextEra continues to be best in class in the clean energy market while adhering to environmental, social, and governance (ESG) standards.

What didn’t work?

An out-of-Index allocation to oil & gas storage & transportation within the midstream infrastructure segment was the primary detractor from the Fund’s relative returns during the reporting period. An underweight allocation to electric utilities, along with poor stock selection within the water utilities segment, were also headwinds to returns.

Top absolute detractors:

•

FirstEnergy Corp. is an electric distribution and transmission company serving over six million electric customers across six states. Along with its subsidiaries, FirstEnergy also runs one of the largest infrastructure systems in the US with over 25,000 miles of transmission lines. In July 2020, media outlets reported a lobbying scandal related to passage of a 2019 nuclear-subsidy House bill—HB6—intended to assist struggling nuclear power plants in Ohio. HB6 was instrumental in enabling FirstEnergy’s former subsidiary—FES—to emerge from bankruptcy and separate itself, leaving FirstEnergy as a clean and fully regulated utility. News of actions surrounding the scandal sent share prices down about 17%, followed the next day by another 30% decline as more details surfaced. Jennison believes the stock’s volatile reaction was overdone and likely a result of forced selling by long-only investors exiting their positions. Jennison continues to maintain its current position and believes FirstEnergy’s valuation discount is unwarranted, even when factoring in potential fines and other possible negative impacts on earnings growth.

PGIM Jennison Utility Fund	9

Strategy and Performance Overview (continued)

•

ONEOK, Inc., a diversified midstream energy company that has a large network of natural gas and natural gas liquids (NGL) pipes, processing plants, and fractionation facilities, reported lower-than-expected earnings over the period. The company’s capital expenditures in the first half of 2020 exceeded guidance, its leverage was high given its growth prospects, and there were concerns the company may need to reduce its dividend to boost its balance sheet. For these reasons, Jennison sold the Fund’s position during the period.

•

Neoenergia SA has benefited from strong rate-base growth among its distribution operations as well as its new renewable generation and transmission projects. The company is one of the fastest-growing utilities in Brazil, with distribution, generation, and transmission operations in northeast Brazil and Sao Paulo state. Its generation assets also include 3.8 gigawatts of installed wind capacity with approximately 1.2 gigawatts under construction. Given COVID-19’s negative impact on the Brazilian economy, along with oil market weakness in a country that relies on oil sales, Jennison trimmed its position in Neoenergia during the first quarter of 2020 to manage the Fund’s overall country risks. With continued uncertainty over the impact of COVID-19 on the Brazilian economy, Jennison sold its remaining position during the second quarter of 2020 in favor of higher-conviction opportunities.

Current outlook

•

Jennison sees utilities, as a whole, looking increasingly attractive given their declining beta (i.e., measure of a stock’s volatility) and an ongoing relative valuation discount to the broader market. The utility sector has demonstrated resiliency, as most utilities affirmed their fiscal-year 2020 earnings guidance. In general, companies were able to mitigate early readings of COVID-19’s negative impact with cost efficiencies, operational responses, and collaborative efforts with regulators. Moreover, the runway of capital projects—particularly in renewables deployment and grid modernization—continues to be long and visible, in Jennison’s view. At this time, Jennison continues to favor companies that have balance sheet strength as credit concerns have come to the forefront again, that have flexible capital spending plans, and that have no plans to issue block equity in the near term. It also favors companies that employ measures to handle the volumetric risk coming from power demand weakness in the industrial and commercial classes.

•

Jennison believes the sector’s growth will not be structurally impacted by COVID-19 and its related economic effects. Broadly speaking, Jennison’s internal research indicates that utility fundamentals are healthy. Jennison projects the sector has potential to generate mid-high, single-digit earnings growth with commensurate dividend growth owing to highly visible capital expenditure trajectories, plus improving regulatory compacts. In particular, utilities are well-positioned for the secular “energy transition”

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trend toward cleaner sources benefiting from rising demand for renewable energy supply and the subsequent grid infrastructure investment needed to modernize aging networks and absorb the intermittent nature of renewable generation.

•

From an overall positioning standpoint, Jennison favors utilities with solid and sustainable dividend yields and above-average projected earnings and/or dividend growth operating in constructive regulatory environments that support timely and attractive returns on capital deployed. Jennison continues to seek companies that can mitigate the impact on customer bills by focusing on operating efficiencies, as opposed to the common strategy of requesting serial rate increases. Regarding renewable energy, Jennison feels any project setback due to supply chain disruptions is not a major driver of long-term shareholder return. In Jennison’s view, “energy transition” investment is supported by two broad and enduring themes: (1) pronounced reductions in the cost of renewable energy driven by continued technological advancement, and (2) increasing public policy support driven by concerns over greenhouse gas emissions, energy security, and—most recently—job creation.

•

Moving to midstream infrastructure exposure, Jennison has consolidated its holdings into midstream energy companies that it believes should be well-positioned to thrive over the next several years due to their exposure to prolific natural gas basins with more visible long-term demand, as well as companies focused on North America and that have lower sensitivity to geopolitical oil risks. In Jennison’s view, midstream companies with strong balance sheets and integrated asset systems with multiple touch points across the entire energy value chain, as well as companies that have transparency and strong ESG metrics, will continue to fare better going forward. Lastly, regarding communications infrastructure, Jennison continues to favor wireless towers and datacenter operators, and does not expect any material impact from COVID-19 on the tower companies because they have long-term contracts with wireless operators that Jennison views to be low counterparty risk. In Europe, Jennison continues to see compelling growth potential through mergers and acquisitions within the independent tower sector, alongside the organic secular growth opportunity in the region. In the datacenter space, the demand for data has increased as “shelter in place” policies have been imposed. Fundamentally, both industries capitalize on exponential data demand growth around the world.

PGIM Jennison Utility Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Utility Fund		Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,100.80	0.83%	$4.36
	Hypothetical	$1,000.00	$1,020.85	0.83%	$4.19
Class C	Actual	$1,000.00	$1,096.60	1.59%	$8.33
	Hypothetical	$1,000.00	$1,017.05	1.59%	$8.02
Class R	Actual	$1,000.00	$1,099.30	1.11%	$5.83
	Hypothetical	$1,000.00	$1,019.45	1.11%	$5.60
Class Z	Actual	$1,000.00	$1,101.80	0.57%	$3.00
	Hypothetical	$1,000.00	$1,022.15	0.57%	$2.88
Class R6	Actual	$1,000.00	$1,102.30	0.52%	$2.73
	Hypothetical	$1,000.00	$1,022.40	0.52%	$2.63

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2020, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

PGIM Jennison Utility Fund	13

Schedule of Investments

as of November 30, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 99.0%

COMMON STOCKS

Electric Utilities 42.8%
Alliant Energy Corp.	1,609,026	$84,634,768
American Electric Power Co., Inc.	1,428,984	121,306,452
Avangrid, Inc.(a)	998,916	46,489,551
Duke Energy Corp.(a)	904,092	83,773,165
Edison International	1,097,307	67,330,757
Emera, Inc. (Canada)	805,418	33,396,288
Enel SpA (Italy)	11,319,568	113,381,519
Entergy Corp.	1,192,451	129,798,291
Eversource Energy	420,222	36,773,627
Exelon Corp.	768,496	31,562,131
FirstEnergy Corp.	2,322,786	61,693,196
Iberdrola SA (Spain)	4,437,974	60,418,009
NextEra Energy, Inc.	3,958,908	291,336,040
OGE Energy Corp.	995,667	32,249,654
Orsted A/S (Denmark), 144A	829,299	148,482,513
PG&E Corp.*	2,706,541	34,373,071
Xcel Energy, Inc.(a)	828,243	55,790,448

		1,432,789,480

Independent Power Producers & Energy Traders 2.0%
AES Corp. (The)	3,348,983	68,453,212

Integrated Telecommunication Services 5.4%
Cellnex Telecom SA (Spain), 144A(a)	2,847,382	180,164,945

Multi-Utilities 30.7%
Ameren Corp.	1,824,245	141,889,776
CenterPoint Energy, Inc.(a)	4,284,985	99,368,802
CMS Energy Corp.	2,286,623	140,718,779
Dominion Energy, Inc.	1,884,092	147,882,381
DTE Energy Co.	867,929	109,194,148
Engie SA (France)*	2,363,175	35,031,267
NiSource, Inc.	1,487,022	35,985,932
Public Service Enterprise Group, Inc.	1,477,353	86,100,133
RWE AG (Germany)	4,120,674	170,520,130
Sempra Energy	502,470	64,054,876

		1,030,746,224

See Notes to Financial Statements.

PGIM Jennison Utility Fund	15

Schedule of Investments (continued)

as of November 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Oil & Gas Storage & Transportation 4.6%
Cheniere Energy, Inc.*	1,379,657	$78,212,755
Williams Cos., Inc. (The)	3,623,096	76,012,554

		154,225,309

Renewable Electricity 3.3%
NextEra Energy Partners LP	1,737,349	110,269,541

Specialized REITs 5.4%
American Tower Corp.	158,035	36,537,692
Equinix, Inc.	127,380	88,884,490
SBA Communications Corp.	191,270	54,928,919

		180,351,101

Water Utilities 4.8%
American Water Works Co., Inc.	521,217	79,944,264
Essential Utilities, Inc.(a)	1,793,201	81,196,141

		161,140,405

TOTAL LONG-TERM INVESTMENTS (cost $1,966,410,192)		3,318,140,217

SHORT-TERM INVESTMENTS 6.2%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	26,771,444	26,771,444
PGIM Institutional Money Market Fund (cost $180,834,989; includes $180,789,609 of cash collateral for securities on loan)(b)(w)	180,898,543	180,826,184

TOTAL SHORT-TERM INVESTMENTS (cost $207,606,433)		207,597,628

TOTAL INVESTMENTS 105.2% (cost $2,174,016,625)		3,525,737,845
Liabilities in excess of other assets (5.2)%		(175,821,728)

NET ASSETS 100.0%		$3,349,916,117

See Notes to Financial Statements.

16

Below is a list of the abbreviation(s) used in the annual report:

144A — Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

REITs — Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $172,945,423; cash collateral of $180,789,609 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Electric Utilities	$1,110,507,439	$322,282,041	$—
Independent Power Producers & Energy Traders	68,453,212	—	—
Integrated Telecommunication Services	—	180,164,945	—
Multi-Utilities	825,194,827	205,551,397	—
Oil & Gas Storage & Transportation	154,225,309	—	—
Renewable Electricity	110,269,541	—	—
Specialized REITs	180,351,101	—	—
Water Utilities	161,140,405	—	—
Affiliated Mutual Funds	207,597,628	—	—

Total	$2,817,739,462	$707,998,383	$—

See Notes to Financial Statements.

PGIM Jennison Utility Fund	17

Schedule of Investments (continued)

as of November 30, 2020

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2020 were as follows (unaudited):

Electric Utilities	42.8%
Multi-Utilities	30.7
Affiliated Mutual Funds (5.4% represents investments purchased with collateral from securities on loan)	6.2
Specialized REITs	5.4
Integrated Telecommunication Services	5.4
Water Utilities	4.8
Oil & Gas Storage & Transportation	4.6

Renewable Electricity	3.3%
Independent Power Producers & Energy Traders	2.0

105.2
Liabilities in excess of other assets	(5.2)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$172,945,423	$(172,945,423)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

as of November 30, 2020

Assets
Investments at value, including securities on loan of $172,945,423:
Unaffiliated investments (cost $1,966,410,192)	$3,318,140,217
Affiliated investments (cost $207,606,433)	207,597,628
Dividends receivable	7,915,809
Receivable for Fund shares sold	1,130,594
Tax reclaim receivable	539,934
Prepaid expenses	22,576

Total Assets	3,535,346,758

Liabilities
Payable to broker for collateral for securities on loan	180,789,609
Payable for Fund shares purchased	2,086,512
Management fee payable	1,176,130
Distribution fee payable	800,870
Accrued expenses and other liabilities	434,520
Affiliated transfer agent fee payable	135,861
Directors’ fees payable	7,139

Total Liabilities	185,430,641

Net Assets	$3,349,916,117

Net assets were comprised of:
Common stock, at par	$2,097,638
Paid-in capital in excess of par	1,969,683,931
Total distributable earnings (loss)	1,378,134,548

Net assets, November 30, 2020	$3,349,916,117

See Notes to Financial Statements.

PGIM Jennison Utility Fund	19

Statement of Assets and Liabilities

as of November 30, 2020

Class A
Net asset value and redemption price per share, ($2,878,437,307 ÷ 180,281,194 shares of common stock issued and outstanding)	$15.97
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price to public	$16.90

Class C
Net asset value, offering price and redemption price per share, ($61,130,830 ÷ 3,846,968 shares of common stock issued and outstanding)	$15.89

Class R
Net asset value, offering price and redemption price per share, ($81,776,922 ÷ 5,126,392 shares of common stock issued and outstanding)	$15.95

Class Z
Net asset value, offering price and redemption price per share, ($322,841,634 ÷ 20,151,138 shares of common stock issued and outstanding)	$16.02

Class R6
Net asset value, offering price and redemption price per share, ($5,729,424 ÷ 358,110 shares of common stock issued and outstanding)	$16.00

See Notes to Financial Statements.

20

Statement of Operations

Year Ended November 30, 2020

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $2,317,290 foreign withholding tax)	$79,285,937
Affiliated dividend income	357,392
Income from securities lending, net (including affiliated income of $286,047)	293,197

Total income	79,936,526

Expenses
Management fee	13,862,967
Distribution fee(a)	9,783,958
Transfer agent’s fees and expenses (including affiliated expense of $1,379,723)(a)	3,009,962
Custodian and accounting fees	379,017
Registration fees(a)	93,437
Shareholders’ reports	85,152
Directors’ fees	58,172
Legal fees and expenses	37,296
Audit fee	25,918
Miscellaneous	68,824

Total expenses	27,404,703
Less: Fee waiver and/or expense reimbursement(a)	(32,567)
Distribution fee waiver(a)	(209,559)

Net expenses	27,162,577

Net investment income (loss)	52,773,949

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(96,931))	15,424,760
Foreign currency transactions	(29,936)

15,394,824

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(10,412))	158,967,156
Foreign currencies	46,813

159,013,969

Net gain (loss) on investment and foreign currency transactions	174,408,793

Net Increase (Decrease) In Net Assets Resulting From Operations	$227,182,742

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	8,443,714	81,784	629,783	628,677	—	—
Transfer agent’s fees and expenses	2,385,985	46,102	77,995	129,552	369,705	623
Registration fees	24,741	9,446	15,337	14,330	22,063	7,520
Fee waiver and/or expense reimbursement	—	(27,869)	—	—	—	(4,698)
Distribution fee waiver	—	—	—	(209,559)	—	—

See Notes to Financial Statements.

PGIM Jennison Utility Fund	21

Statements of Changes in Net Assets

	Year Ended November 30,

	2020	2019

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$52,773,949	$61,888,689
Net realized gain (loss) on investment and foreign currency transactions	15,394,824	133,238,317
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	159,013,969	322,778,262

Net increase (decrease) in net assets resulting from operations	227,182,742	517,905,268

Dividends and Distributions
Distributions from distributable earnings
Class A	(156,734,253)	(214,493,109)
Class B	(720,267)	(1,661,341)
Class C	(3,189,017)	(6,684,365)
Class R	(4,519,934)	(6,153,961)
Class Z	(17,728,579)	(19,678,876)
Class R6	(195,637)	(138,567)

	(183,087,687)	(248,810,219)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	215,063,340	222,338,312
Net asset value of shares issued in reinvestment of dividends and distributions	175,950,514	238,908,625
Cost of shares purchased	(483,886,327)	(401,026,431)

Net increase (decrease) in net assets from Fund share transactions	(92,872,473)	60,220,506

Total increase (decrease)	(48,777,418)	329,315,555

Net Assets:

Beginning of year	3,398,693,535	3,069,377,980

End of year	$3,349,916,117	$3,398,693,535

See Notes to Financial Statements.

22

Notes to Financial Statements

1.     Organization

Prudential Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company consists of three series: PGIM Jennison Health Sciences Fund, which is a diversified fund for the purposes of the 1940 Act, and PGIM Jennison Financial Services Fund and PGIM Jennison Utility Fund, each of which are non-diversified funds for purposes of the 1940 Act and therefore, may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Jennison Utility Fund (the “Fund”).

The investment objective of the Fund is to seek total return through a combination of capital appreciation and current income.

2.     Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when

PGIM Jennison Utility Fund	23

Notes to Financial Statements (continued)

the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

24

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such

PGIM Jennison Utility Fund	25

Notes to Financial Statements (continued)

mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

26

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.     Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The

PGIM Jennison Utility Fund	27

Notes to Financial Statements (continued)

legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.60% of the Fund’s average daily net assets up to $250 million, 0.50% of the next $500 million, 0.45% of the next $750 million, 0.40% of the next $500 million, 0.35% of the next $2 billion, 0.325% of the next $2 billion and 0.30% of average daily net assets in excess of $6 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.42% for the year ended November 30, 2020.

The Manager has contractually agreed, through March 31, 2022, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.52% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually

28

incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through March 31, 2022 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

For the year ended November 30, 2020, PIMS received $1,273,519 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended November 30, 2020, PIMS received $7,136 and $5,279 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.     Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Company’s Chief

PGIM Jennison Utility Fund	29

Notes to Financial Statements (continued)

Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended November 30, 2020, no 17a-7 transactions were entered into by the Fund.

5.     Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2020, were $914,379,047 and $1,137,052,125, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended November 30, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$13,853,333	$748,038,222	$735,120,111	$—	$—	$26,771,444	26,771,444	$357,392

PGIM Institutional Money Market Fund*
31,046,580	1,674,597,299	1,524,710,352	(10,412)	(96,931)	180,826,184	180,898,543	286,047	**

$44,899,913	$2,422,635,521	$2,259,830,463	$(10,412)	$(96,931)	$207,597,628		$643,439

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.     Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended November 30, 2020, the tax character of dividends paid by the Fund were $49,812,731 of ordinary income and $133,274,956 of long-term capital gains. For the year ended November 30, 2019, the tax character of dividends paid by the Fund were $63,160,708 of ordinary income and $185,649,511 of long-term capital gains.

As of November 30, 2020, the accumulated undistributed earnings on a tax basis were $11,033,793 of ordinary income and $17,705,358 of long-term capital gains.

30

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$2,176,342,448	$1,366,288,493	$(16,893,096)	$1,349,395,397

The difference between GAAP and tax basis is primarily attributable to deferred losses on wash sales and return of capital.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2020 are subject to such review.

7.     Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Effective January 22, 2021, Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

PGIM Jennison Utility Fund	31

Notes to Financial Statements (continued)

The Company is authorized to issue 2 billion shares of common stock, $0.01 par value per share, 1.085 billion of which are designated as shares of the Fund. The shares are further classified and designated as follows:

Class A	500,000,000
Class B	10,000,000
Class C	75,000,000
Class R	75,000,000
Class Z	100,000,000
Class T	250,000,000
Class R6	75,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of November 30, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	97,451	0.1%
Class R	475,257	9.3%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	2	25.6%

32

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2020:
Shares sold	4,493,674	$68,526,927
Shares issued in reinvestment of dividends and distributions	10,135,893	150,883,846
Shares purchased	(19,982,162)	(301,045,226)

Net increase (decrease) in shares outstanding before conversion	(5,352,595)	(81,634,453)
Shares issued upon conversion from other share class(es)	1,619,009	23,599,397
Shares purchased upon conversion into other share class(es)	(957,737)	(14,568,655)

Net increase (decrease) in shares outstanding	(4,691,323)	$(72,603,711)

Year ended November 30, 2019:
Shares sold	5,058,675	$75,074,219
Shares issued in reinvestment of dividends and distributions	15,766,347	206,425,384
Shares purchased	(18,981,786)	(279,090,158)

Net increase (decrease) in shares outstanding before conversion	1,843,236	2,409,445
Shares issued upon conversion from other share class(es)	3,141,384	46,369,076
Shares purchased upon conversion into other share class(es)	(1,073,001)	(16,041,635)

Net increase (decrease) in shares outstanding	3,911,619	$32,736,886

Class B
Period ended June 26, 2020*:
Shares sold	8,888	$139,439
Shares issued in reinvestment of dividends and distributions	43,590	661,016
Shares purchased	(80,957)	(1,182,066)

Net increase (decrease) in shares outstanding before conversion	(28,479)	(381,611)
Shares purchased upon conversion into other share class(es)	(1,100,824)	(15,663,305)

Net increase (decrease) in shares outstanding	(1,129,303)	$(16,044,916)

Year ended November 30, 2019:
Shares sold	41,991	$589,304
Shares issued in reinvestment of dividends and distributions	120,050	1,543,694
Shares purchased	(211,221)	(3,106,284)

Net increase (decrease) in shares outstanding before conversion	(49,180)	(973,286)
Shares purchased upon conversion into other share class(es)	(548,979)	(8,146,672)

Net increase (decrease) in shares outstanding	(598,159)	$(9,119,958)

Class C
Year ended November 30, 2020:
Shares sold	648,965	$9,896,816
Shares issued in reinvestment of dividends and distributions	200,120	3,007,412
Shares purchased	(876,130)	(12,791,047)

Net increase (decrease) in shares outstanding before conversion	(27,045)	113,181
Shares purchased upon conversion into other share class(es)	(462,208)	(6,994,840)

Net increase (decrease) in shares outstanding	(489,253)	$(6,881,659)

Year ended November 30, 2019:
Shares sold	764,717	$11,206,699
Shares issued in reinvestment of dividends and distributions	495,611	6,365,949
Shares purchased	(765,603)	(11,072,559)

Net increase (decrease) in shares outstanding before conversion	494,725	6,500,089
Shares purchased upon conversion into other share class(es)	(2,629,410)	(38,580,784)

Net increase (decrease) in shares outstanding	(2,134,685)	$(32,080,695)

PGIM Jennison Utility Fund	33

Notes to Financial Statements (continued)

Class R	Shares	Amount
Year ended November 30, 2020:
Shares sold	758,285	$11,521,370
Shares issued in reinvestment of dividends and distributions	302,423	4,519,934
Shares purchased	(1,597,983)	(23,542,713)

Net increase (decrease) in shares outstanding	(537,275)	$(7,501,409)

Year ended November 30, 2019:
Shares sold	1,066,918	$15,925,319
Shares issued in reinvestment of dividends and distributions	471,652	6,153,962
Shares purchased	(1,185,638)	(17,343,627)

Net increase (decrease) in shares outstanding before conversion	352,932	4,735,654
Shares purchased upon conversion into other share class(es)	(526)	(7,746)

Net increase (decrease) in shares outstanding	352,406	$4,727,908

Class Z
Year ended November 30, 2020:
Shares sold	8,111,009	$121,259,387
Shares issued in reinvestment of dividends and distributions	1,124,661	16,682,669
Shares purchased	(9,851,941)	(143,832,231)

Net increase (decrease) in shares outstanding before conversion	(616,271)	(5,890,175)
Shares issued upon conversion from other share class(es)	988,774	15,093,270
Shares purchased upon conversion into other share class(es)	(112,066)	(1,716,590)

Net increase (decrease) in shares outstanding	260,437	$7,486,505

Year ended November 30, 2019:
Shares sold	7,896,347	$117,454,371
Shares issued in reinvestment of dividends and distributions	1,384,258	18,281,069
Shares purchased	(6,024,838)	(89,408,486)

Net increase (decrease) in shares outstanding before conversion	3,255,767	46,326,954
Shares issued upon conversion from other share class(es)	1,178,409	17,614,545
Shares purchased upon conversion into other share class(es)	(84,938)	(1,243,932)

Net increase (decrease) in shares outstanding	4,349,238	$62,697,567

34

Class R6	Shares	Amount
Year ended November 30, 2020:
Shares sold	239,632	$3,719,401
Shares issued in reinvestment of dividends and distributions	13,408	195,637
Shares purchased	(100,554)	(1,493,044)

Net increase (decrease) in shares outstanding before conversion	152,486	2,421,994
Shares issued upon conversion from other share class(es)	17,633	250,723

Net increase (decrease) in shares outstanding	170,119	$2,672,717

Year ended November 30, 2019:
Shares sold	148,780	$2,088,400
Shares issued in reinvestment of dividends and distributions	10,314	138,567
Shares purchased	(68,662)	(1,005,317)

Net increase (decrease) in shares outstanding before conversion	90,432	1,221,650
Shares issued upon conversion from other share class(es)	2,371	37,148

Net increase (decrease) in shares outstanding	92,803	$1,258,798

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.     Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 –10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2020. The average daily balance for the 4 days that the Fund had loans outstanding during the period was

PGIM Jennison Utility Fund	35

Notes to Financial Statements (continued)

approximately $1,579,000, borrowed at a weighted average interest rate of 3.00%. The maximum loan outstanding amount during the period was $1,857,000. At November 30, 2020, the Fund did not have an outstanding loan amount.

9.     Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola

36

virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Non-diversification Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Real Estate Investment Trust (REIT) Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs may be more volatile and/or more illiquid than other types of equity securities. REITs (especially mortgage REITs) are subject to interest rate risks. REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each REIT in which it invests, in addition to the expenses of the Fund.

REITs must also meet certain requirements under the Internal Revenue Code of 1986, as amended (the Code) to avoid entity level tax and be eligible to pass-through certain tax attributes of their income to shareholders. REITs are consequently subject to the risk of failing to meet these requirements for favorable tax treatment and of failing to maintain their

PGIM Jennison Utility Fund	37

Notes to Financial Statements (continued)

exemptions from registration under the Investment Company Act of 1940. REITs are subject to the risks of changes in the Code affecting their tax status.

Utility Sector Risk: The Fund is subject to risks of the utility industry, such as inflation and regulatory changes, due to its concentration in utility securities. When interest rates go up, the value of securities issued by utility companies historically has gone down. Although the average dividend yield of utility industry stocks has been higher than those of other companies, the total return of utility securities has historically underperformed those of industrial companies. In most countries and localities, the utility industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utility companies. In addition, utility companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects. As a sector fund, the Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance indexes.

10.     Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

38

Financial Highlights

Class A Shares
	Year Ended November 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.72	$14.60	$15.06	$13.18	$13.37
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.28	0.29	0.24	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.86	2.02	(0.12)	2.62	1.11
Total from investment operations	1.10	2.30	0.17	2.86	1.31
Less Dividends and Distributions:
Dividends from net investment income	(0.23)	(0.29)	(0.30)	(0.23)	(0.27)
Distributions from net realized gains	(0.62)	(0.89)	(0.33)	(0.75)	(1.23)
Total dividends and distributions	(0.85)	(1.18)	(0.63)	(0.98)	(1.50)
Net asset value, end of year	$15.97	$15.72	$14.60	$15.06	$13.18
Total Return(b):	7.47%	17.53%	1.42%	22.87%	11.08%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,878	$2,908	$2,644	$2,912	$2,629
Average net assets (in millions)	$2,815	$2,787	$2,626	$2,791	$2,744
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.83%	0.84%	0.83%	0.83%	0.85%
Expenses before waivers and/or expense reimbursement	0.83%	0.84%	0.83%	0.83%	0.85%
Net investment income (loss)	1.61%	1.92%	2.10%	1.74%	1.48%
Portfolio turnover rate(e)	28%	31%	39%	24%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Utility Fund	39

Financial Highlights (continued)

Class C Shares
	Year Ended November 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.63	$14.53	$14.99	$13.12	$13.32
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.17	0.19	0.15	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.87	2.00	(0.12)	2.60	1.10
Total from investment operations	1.00	2.17	0.07	2.75	1.20
Less Dividends and Distributions:
Dividends from net investment income	(0.12)	(0.18)	(0.20)	(0.13)	(0.17)
Distributions from net realized gains	(0.62)	(0.89)	(0.33)	(0.75)	(1.23)
Total dividends and distributions	(0.74)	(1.07)	(0.53)	(0.88)	(1.40)
Net asset value, end of year	$15.89	$15.63	$14.53	$14.99	$13.12
Total Return(b):	6.71%	16.59%	0.67%	22.06%	10.25%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$61	$68	$94	$115	$120
Average net assets (in millions)	$63	$77	$98	$118	$130
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.59%	1.59%	1.57%	1.53%	1.55%
Expenses before waivers and/or expense reimbursement	1.59%	1.59%	1.57%	1.53%	1.55%
Net investment income (loss)	0.87%	1.15%	1.37%	1.06%	0.78%
Portfolio turnover rate(e)	28%	31%	39%	24%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class R Shares
	Year Ended November 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.70	$14.59	$15.05	$13.17	$13.36
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.24	0.25	0.21	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.86	2.01	(0.12)	2.62	1.11
Total from investment operations	1.06	2.25	0.13	2.83	1.28
Less Dividends and Distributions:
Dividends from net investment income	(0.19)	(0.25)	(0.26)	(0.20)	(0.24)
Distributions from net realized gains	(0.62)	(0.89)	(0.33)	(0.75)	(1.23)
Total dividends and distributions	(0.81)	(1.14)	(0.59)	(0.95)	(1.47)
Net asset value, end of year	$15.95	$15.70	$14.59	$15.05	$13.17
Total Return(b):	7.14%	17.23%	1.15%	22.64%	10.86%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$82	$89	$77	$89	$70
Average net assets (in millions)	$84	$83	$79	$81	$67
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.11%	1.11%	1.11%	1.03%	1.05%
Expenses before waivers and/or expense reimbursement	1.36%	1.36%	1.36%	1.28%	1.30%
Net investment income (loss)	1.34%	1.64%	1.82%	1.53%	1.28%
Portfolio turnover rate(e)	28%	31%	39%	24%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Utility Fund	41

Financial Highlights (continued)

Class Z Shares
	Year Ended November 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.74	$14.62	$15.08	$13.19	$13.39
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.32	0.33	0.28	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.89	2.02	(0.12)	2.63	1.10
Total from investment operations	1.17	2.34	0.21	2.91	1.34
Less Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.33)	(0.34)	(0.27)	(0.31)
Distributions from net realized gains	(0.62)	(0.89)	(0.33)	(0.75)	(1.23)
Total dividends and distributions	(0.89)	(1.22)	(0.67)	(1.02)	(1.54)
Net asset value, end of year	$16.02	$15.74	$14.62	$15.08	$13.19
Total Return(b):	7.96%	17.83%	1.70%	23.29%	11.32%

Ratios/Supplemental Data:
Net assets, end of year (in millions)	$323	$313	$227	$259	$210
Average net assets (in millions)	$308	$271	$229	$237	$208
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.57%	0.56%	0.56%	0.53%	0.55%
Expenses before waivers and/or expense reimbursement	0.57%	0.56%	0.56%	0.53%	0.55%
Net investment income (loss)	1.85%	2.18%	2.37%	2.03%	1.79%
Portfolio turnover rate(e)	28%	31%	39%	24%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class R6 Shares
	Year Ended November 30,		January 26, 2018(a) through November 30, 2018
	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$15.75	$14.62	$13.96
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.33	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.87	2.03	0.73
Total from investment operations	1.15	2.36	0.94
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.34)	(0.28)
Distributions from net realized gains	(0.62)	(0.89)	-
Total dividends and distributions	(0.90)	(1.23)	(0.28)
Net asset value, end of period	$16.00	$15.75	$14.62
Total Return(c):	7.81%	17.94%	6.87%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$6	$3	$1
Average net assets (in millions)	$4	$3	$1
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.52%	0.52%	0.52	%(e)
Expenses before waivers and/or expense reimbursement	0.63%	1.38%	4.18	%(e)
Net investment income (loss)	1.83%	2.24%	1.74	%(e)
Portfolio turnover rate(f)	28%	31%	39%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests. (e) Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Utility Fund	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Sector Funds, Inc. and Shareholders of PGIM Jennison Utility Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Utility Fund (one of the funds constituting Prudential Sector Funds, Inc., referred to hereafter as the “Fund”) as of November 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

January 15, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

44

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended November 30, 2020, the Fund reports the maximum amount allowed per share, but not less than $0.62 for Class A, B, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2020, the Fund reports, in accordance under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as: 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Utility Fund	100.00%	100.00%

In January 2021, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends and distributions received by you in calendar year 2020.

PGIM Jennison Utility Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Utility Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku, Inc. (since 2020); Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Utility Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Jennison Utility Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Utility Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Utility Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Jennison Utility Fund is a series of Prudential Sector Funds, Inc.

PGIM Jennison Utility Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s

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portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison Utility Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, three- and ten-year period though it underperformed over the five-year.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses to exceed 0.52% for Class R6 shares through March 31, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Utility Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Utility Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON UTILITY FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	PRUAX	PCUFX	JDURX	PRUZX	PRUQX
CUSIP	74441P858	74441P833	74441P825	74441P817	74441P726

MF105E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended November 30, 2020, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended November 30, 2020, PwC billed the Registrant $71,650 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended November 30, 2019, the Registrant’s principal accountant was KPMG LLP (“KPMG”).    For the fiscal year ended November 30, 2019, KPMG billed the Registrant $72,384 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended November 30, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended November 30, 2020, fees of $6,354 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended November 30, 2019, fees of $4,254 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended November 30, 2020 and November 30, 2019: none.

(d) All Other Fees

For the fiscal years ended November 30, 2020 and November 30, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended November 30, 2020 and November 30, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2020 and November 30, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Sector Funds, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	January 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 15, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	January 15, 2021